------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) March 20, 2000


                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                  333-81429                   13-5674085
-----------------------------      --------------           -------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)




250 Vesey Street
World Financial Center, North Tower
New York, New York                                               10281
------------------------------------                           ---------
(Address of Principal                                          (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (212) 449-1000
                                                     ----- --------
------------------------------------------------------------------------------



Item 5.  Other Events.
----     ------------

Description of the Certificates and the Mortgage Pool
-----------------------------------------------------

         On March 20, 2000, Merrill Lynch Mortgage Investors, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee (the "Trustee") providing for the issuance of the Company's First Franklin Mortgage Loan Asset Backed Certificates, Series 2000-FF1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. The Pooling and Servicing Agreement, dated as of March 1, 2000, by and among the Company, Litton Loan Servicing LP and the Trustee.

SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                    By: /s/ Peter Cerwin
                                        --------------------------
                                        Peter Cerwin
                                        Vice President

Dated:  April 5, 2000

                                 Exhibit Index
                                 -------------

Exhibit
-------

99.1. Pooling and Servicing Agreement, dated as of March 1, 2000, by and among, the Company, Litton Loan Servicing LP and the Trustee.

EXHIBIT 99.1
------------

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   Depositor


                           LITTON LOAN SERVICING LP,
                                   Servicer


                                      and


                           THE CHASE MANHATTAN BANK,
                                    Trustee



                      -----------------------------------
                        POOLING AND SERVICING AGREEMENT
                           Dated as of March 1, 2000
                      -----------------------------------



            First Franklin Mortgage Loan Asset Backed Certificates

                                Series 2000-FF1




                                                          TABLE OF CONTENTS

                                                                                                                Page

         ARTICLE I DEFINITIONS.................................................................................... 2
         SECTION 1.01.DEFINED TERMS................................................................................2
         ACCRUED CERTIFICATE INTEREST..............................................................................2
         ADDITION NOTICE...........................................................................................2
         ADJUSTABLE RATE MORTGAGE LOAN.............................................................................2
         ADJUSTED OVERCOLLATERALIZATION AMOUNT.....................................................................2
         ADJUSTED OVERCOLLATERALIZATION RELEASE AMOUNT.............................................................3
         ADJUSTMENT DATE...........................................................................................3
         ADVANCE...................................................................................................3
         AFFILIATE.................................................................................................3
         AGGREGATE LOAN BALANCE....................................................................................3
         AGREEMENT.................................................................................................3
         APPLIED REALIZED LOSS AMOUNT..............................................................................3
         ASSIGNMENT................................................................................................3
         AVAILABLE CAPPED INTEREST.................................................................................4
         AVAILABLE FUNDS PASS-THROUGH RATE.........................................................................4
         BANKRUPTCY CODE...........................................................................................4
         BASIS RISK RESERVE FUND...................................................................................4
         BASIS RISK SHORTFALL......................................................................................4
         BOOK-ENTRY CERTIFICATE....................................................................................4
         BUSINESS DAY..............................................................................................4
         CASH-OUT REFINANCING......................................................................................4
         CERTIFICATE...............................................................................................5
         CERTIFICATE FACTOR........................................................................................5
         CERTIFICATE OWNER.........................................................................................5
         CERTIFICATE PRINCIPAL BALANCE.............................................................................5
         CERTIFICATE REGISTER......................................................................................5
         CERTIFICATEHOLDER.........................................................................................5
         CLASS.....................................................................................................5
         CLASS A CERTIFICATE.......................................................................................5
         CLASS A INTEREST..........................................................................................6
         CLASS A INTEREST CARRY FORWARD AMOUNT.....................................................................6
         CLASS A PRINCIPAL DISTRIBUTION AMOUNT.....................................................................6
         CLASS B APPLIED REALIZED LOSS AMOUNT......................................................................6
         CLASS B CERTIFICATE.......................................................................................6
         CLASS B INTEREST..........................................................................................6
         CLASS B INTEREST CARRY FORWARD AMOUNT.....................................................................6
         CLASS B PRINCIPAL DISTRIBUTION AMOUNT.....................................................................6
         CLASS B REALIZED LOSS AMORTIZATION AMOUNT.................................................................7
         CLASS B UNPAID REALIZED LOSS AMOUNT.......................................................................7
         CLASS BB CERTIFICATE......................................................................................7
         CLASS BB NOTIONAL AMOUNT..................................................................................7
         CLASS C INTEREST..........................................................................................7
         CLASS C REGULAR INTEREST REALIZED LOSS AMOUNT.............................................................7
         CLASS CERTIFICATE BALANCE.................................................................................8
         CLASS IO COMPONENT 1......................................................................................8
         CLASS IO COMPONENT 2......................................................................................8
         CLASS IO COMPONENT 3......................................................................................8
         CLASS IO COMPONENT 4......................................................................................8
         CLASS M CERTIFICATES......................................................................................8
         CLASS M-1 APPLIED REALIZED LOSS AMOUNT....................................................................8
         CLASS M-1 CERTIFICATE.....................................................................................9
         CLASS M-1 INTEREST........................................................................................9
         CLASS M-1 INTEREST CARRY FORWARD..........................................................................9
         CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT...................................................................9
         CLASS M-1 REALIZED LOSS AMORTIZATION AMOUNT...............................................................9
         CLASS M-1 UNPAID REALIZED LOSS AMOUNT.....................................................................9
         CLASS M-2 APPLIED REALIZED LOSS AMOUNT....................................................................9
         CLASS M-2 CERTIFICATE.....................................................................................9
         CLASS M-2 INTEREST........................................................................................10
         CLASS M-2 INTEREST CARRY FORWARD..........................................................................10
         CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT...................................................................10
         CLASS M-2 REALIZED LOSS AMORTIZATION AMOUNT...............................................................10
         CLASS M-2 UNPAID REALIZED LOSS AMOUNT.....................................................................10
         CLASS R CERTIFICATE.......................................................................................10
         CLASS R1 INTEREST.........................................................................................10
         CLASS R2 INTEREST.........................................................................................11
         CLASS T1-1 INTEREST.......................................................................................11
         CLASS T1-2 INTEREST.......................................................................................11
         CLASS T1-3 INTEREST.......................................................................................11
         CLASS T1-4 INTEREST.......................................................................................11
         CLASS T1-5 INTEREST.......................................................................................11
         CLASS X CERTIFICATES......................................................................................11
         CLASS X DISTRIBUTABLE AMOUNT..............................................................................11
         CLOSING DATE..............................................................................................11
         CODE......................................................................................................11
         COLLECTION ACCOUNT........................................................................................11
         COLLECTION PERIOD.........................................................................................12
         COMPENSATING INTEREST.....................................................................................12
         CORPORATE TRUST OFFICE....................................................................................12
         CREDIT BUREAU RISK SCORE..................................................................................12
         CURRENT INTEREST..........................................................................................12
         CUT-OFF DATE..............................................................................................12
         CUT-OFF DATE POOL PRINCIPAL BALANCE.......................................................................12
         DEBT SERVICE REDUCTION....................................................................................12
         DEFICIENT VALUATION.......................................................................................12
         DEFINITIVE CERTIFICATES...................................................................................13
         DELAYED FIRST ADJUSTMENT DATE LOAN........................................................................13
         DELETED MORTGAGE LOAN.....................................................................................13
         DELINQUENCY PERCENTAGE....................................................................................13
         DELINQUENT................................................................................................13
         DEPOSITOR.................................................................................................13
         DEPOSITORY................................................................................................13
         DEPOSITORY INSTITUTION....................................................................................13
         DEPOSITORY PARTICIPANT....................................................................................13
         DETERMINATION DATE........................................................................................14
         DIRECTLY OPERATE..........................................................................................14
         DISQUALIFIED ORGANIZATION.................................................................................14
         DISTRIBUTION ACCOUNT......................................................................................14
         DISTRIBUTION DATE.........................................................................................14
         DUE DATE..................................................................................................15
         ELIGIBLE ACCOUNT..........................................................................................15
         ESTATE IN REAL PROPERTY...................................................................................15
         EXPENSE ADJUSTED MAXIMUM MORTGAGE RATE....................................................................15
         EXPENSE FEE RATE..........................................................................................15
         EXTRA PRINCIPAL DISTRIBUTION AMOUNT.......................................................................15
         EXTRAORDINARY TRUST FUND EXPENSES.........................................................................15
         FDIC......................................................................................................15
         FHLMC.....................................................................................................15
         FINAL RECOVERY DETERMINATION..............................................................................15
         FITCH.....................................................................................................16
         FITCH.....................................................................................................16
         FNMA......................................................................................................16
         GROSS MARGIN..............................................................................................16
         INDEPENDENT...............................................................................................16
         INDEPENDENT CONTRACTOR....................................................................................16
         INDEX.....................................................................................................16
         INITIAL CLASS BB NOTIONAL AMOUNT..........................................................................17
         INSURANCE PROCEEDS........................................................................................17
         INTEREST ACCRUAL PERIOD...................................................................................17
         INTEREST CARRY FORWARD AMOUNT.............................................................................17
         INTEREST DETERMINATION DATE...............................................................................17
         INTEREST DISTRIBUTION AMOUNT..............................................................................17
         INTEREST REMITTANCE AMOUNT................................................................................17
         LATE COLLECTIONS..........................................................................................18
         LATEST POSSIBLE MATURITY DATE.............................................................................18
         LIBOR RATE................................................................................................18
         LIQUIDATION EVENT.........................................................................................18
         LIQUIDATION PROCEEDS......................................................................................18
         LOAN-TO-VALUE RATIO.......................................................................................18
         LONDON BUSINESS DAY.......................................................................................18
         LOST NOTE AFFIDAVIT.......................................................................................18
         MAXIMUM COLLATERAL BALANCE................................................................................19
         MAXIMUM MORTGAGE RATE.....................................................................................19
         MINIMUM MORTGAGE RATE.....................................................................................19
         MONTHLY EXCESS CASH FLOW AMOUNT...........................................................................19
         MONTHLY EXCESS INTEREST AMOUNT............................................................................19
         MONTHLY PAYMENT...........................................................................................19
         MORTGAGE..................................................................................................19
         MORTGAGE FILE.............................................................................................19
         MORTGAGE LOAN.............................................................................................19
         MORTGAGE LOAN ORIGINATOR..................................................................................19
         MORTGAGE LOAN PURCHASE AGREEMENT..........................................................................19
         MORTGAGE LOAN SCHEDULE....................................................................................20
         MORTGAGE NOTE.............................................................................................21
         MORTGAGE POOL.............................................................................................21
         MORTGAGE RATE.............................................................................................21
         MORTGAGED PROPERTY........................................................................................22
         MORTGAGOR.................................................................................................22
         NET EXCESS SPREAD.........................................................................................22
         NET LIQUIDATION PROCEEDS..................................................................................22
         NET MORTGAGE RATE.........................................................................................22
         NET PREPAYMENT INTEREST SHORTFALL.........................................................................22
         NEW LEASE.................................................................................................22
         NONRECOVERABLE ADVANCE....................................................................................22
         NON-UNITED STATES PERSON..................................................................................22
         OFFERED CERTIFICATES......................................................................................22
         OFFICERS' CERTIFICATE.....................................................................................23
         ONE-MONTH LIBOR...........................................................................................23
         OPINION OF COUNSEL........................................................................................23
         ORIGINAL CAPITALIZED INTEREST DEPOSIT.....................................................................24
         ORIGINAL MORTGAGE LOAN....................................................................................24
         ORIGINAL PRE-FUNDED AMOUNT................................................................................24
         OVERCOLLATERALIZATION AMOUNT..............................................................................24
         OVERCOLLATERALIZATION DEFICIENCY..........................................................................24
         OVERCOLLATERALIZATION RELEASE AMOUNT......................................................................24
         OVERFUNDED AMOUNT.........................................................................................24
         OWNERSHIP INTEREST........................................................................................24
         PASS-THROUGH MARGIN.......................................................................................24
         PASS-THROUGH RATE.........................................................................................25
         PERCENTAGE INTEREST.......................................................................................25
         PERIODIC RATE CAP.........................................................................................25
         PERMITTED INVESTMENTS.....................................................................................25
         PERMITTED TRANSFEREE......................................................................................26
         PERSON....................................................................................................26
         POOL PRINCIPAL BALANCE....................................................................................26
         PRE-FUNDED AMOUNT.........................................................................................27
         PRE-FUNDING ACCOUNT.......................................................................................27
         PRE-FUNDING DISTRIBUTION DATE.............................................................................27
         PRE-FUNDING PERIOD........................................................................................27
         PREPAYMENT ASSUMPTION.....................................................................................27
         PREPAYMENT EXCESS.........................................................................................27
         PREPAYMENT INTEREST SHORTFALL.............................................................................27
         PRINCIPAL DISTRIBUTION AMOUNT.............................................................................27
         PRINCIPAL PREPAYMENT......................................................................................27
         PRINCIPAL REMITTANCE AMOUNT...............................................................................27
         PURCHASE PRICE............................................................................................28
         QUALIFIED SUBSTITUTE MORTGAGE LOAN........................................................................28
         RATE/TERM REFINANCING.....................................................................................29
         RATING AGENCY OR RATING AGENCIES..........................................................................29
         REALIZED LOSS.............................................................................................29
         RECORD DATE...............................................................................................30
         REFERENCE BANKS...........................................................................................30
         REFINANCED MORTGAGE LOAN..................................................................................31
         REGULAR CERTIFICATE.......................................................................................31
         REGULAR INTEREST..........................................................................................31
         RELIEF ACT................................................................................................31
         RELIEF ACT INTEREST SHORTFALL.............................................................................31
         REMIC.....................................................................................................31
         REMIC PROVISIONS..........................................................................................31
         REMIC 1 REGULAR INTEREST..................................................................................31
         REMIC 2 REGULAR INTEREST..................................................................................31
         REMITTANCE REPORT.........................................................................................31
         RENTS FROM REAL PROPERTY..................................................................................31
         REO ACCOUNT...............................................................................................31
         REO DISPOSITION...........................................................................................32
         REO IMPUTED INTEREST......................................................................................32
         REO PRINCIPAL AMORTIZATION................................................................................32
         REO PROPERTY..............................................................................................32
         REQUEST FOR RELEASE.......................................................................................32
         REQUIRED RESERVE FUND BALANCE.............................................................................32
         REQUIRED RESERVE FUND DEPOSIT.............................................................................32
         RESERVE INTEREST RATE.....................................................................................33
         RESIDENTIAL DWELLING......................................................................................33
         RESIDUAL CERTIFICATE......................................................................................33
         RESIDUAL INTEREST.........................................................................................33
         RESPONSIBLE OFFICER.......................................................................................33
         S&P.......................................................................................................33
         SCHEDULED PRINCIPAL BALANCE...............................................................................33
         SENIOR ENHANCEMENT PERCENTAGE.............................................................................34
         SENIOR SPECIFIED ENHANCEMENT PERCENTAGE...................................................................34
         SERVICER..................................................................................................34
         SERVICER REMITTANCE DATE..................................................................................34
         SERVICING ACCOUNT.........................................................................................34
         SERVICING ADVANCES........................................................................................34
         SERVICING FEE.............................................................................................34
         SERVICING FEE RATE........................................................................................34
         SERVICING OFFICER.........................................................................................34
         SERVICING TERMINATION EVENT...............................................................................35
         SERVICING TERMINATION TRIGGER.............................................................................35
         SINGLE CERTIFICATE........................................................................................35
         60+ DAY DELINQUENT LOAN...................................................................................35
         STANDARD RATE.............................................................................................35
         STARTUP DAY...............................................................................................35
         STATED PRINCIPAL BALANCE..................................................................................36
         STAYED FUNDS..............................................................................................36
         STEPDOWN DATE.............................................................................................36
         SUBSEQUENT MORTGAGE LOAN..................................................................................36
         SUBSEQUENT MORTGAGE LOAN SCHEDULE.........................................................................36
         SUBSEQUENT TRANSFER AGREEMENT.............................................................................37
         SUBSEQUENT TRANSFER DATE..................................................................................37
         SUBORDINATED CERTIFICATES.................................................................................37
         SUBSERVICER...............................................................................................37
         SUBSERVICING AGREEMENT....................................................................................37
         SUBSTITUTION SHORTFALL AMOUNT.............................................................................37
         TARGETED OVERCOLLATERALIZATION AMOUNT.....................................................................37
         TAX RETURNS...............................................................................................37
         TELERATE PAGE 3750........................................................................................37
         TERMINATION PRICE.........................................................................................37
         TERMINATOR................................................................................................37
         TOTAL DISTRIBUTION AMOUNT.................................................................................37
         TRANSFER..................................................................................................38
         TRANSFEREE................................................................................................38
         TRANSFEROR................................................................................................38
         TRIGGER EVENT.............................................................................................38
         TRUST FUND................................................................................................38
         TRUSTEE...................................................................................................38
         TRUSTEE'S FEE.............................................................................................38
         TRUSTEE'S FEE RATE........................................................................................38
         UNINSURED CAUSE...........................................................................................39
         UNITED STATES PERSON......................................................................................39
         UNPAID BASIS RISK SHORTFALL...............................................................................39
         UNPAID REALIZED LOSS AMOUNT...............................................................................39
         VALUE.....................................................................................................39
         VOTING RIGHTS.............................................................................................39
         WEIGHTED AVERAGE NET MORTGAGE RATE........................................................................40

         ARTICLE II  CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES...............................40

         SECTION 2.01.CONVEYANCE OF MORTGAGE LOANS.................................................................40
         SECTION 2.02.ACCEPTANCE BY TRUSTEE........................................................................42
         SECTION 2.03.REPURCHASE OR SUBSTITUTION OF MORTGAGE LOANS BY THE MORTGAGE LOAN SELLER.....................44
         SECTION 2.04.REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR..............................................46
         SECTION 2.05.REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER....................................47
         SECTION 2.06.ISSUANCE OF CERTIFICATES.....................................................................48
         SECTION 2.07.SALE AND CONVEYANCE OF THE SUBSEQUENT MORTGAGE LOANS.........................................49

         ARTICLE III  ADMINISTRATION AND SERVICING OF THE TRUST FUND...............................................49

         SECTION 3.01.SERVICER TO ACT AS SERVICER..................................................................49
         SECTION 3.02.SUB-SERVICING AGREEMENTS BETWEEN SERVICER AND SUB-SERVICERS..................................51
         SECTION 3.03.SUCCESSOR SUB-SERVICERS......................................................................52
         SECTION 3.04.NO CONTRACTUAL RELATIONSHIP BETWEEN SUB-SERVICER, TRUSTEE OR THE CERTIFICATEHOLDERS..........52
         SECTION 3.05.ASSUMPTION OR TERMINATION OF SUB-SERVICING AGREEMENT BY TRUSTEE..............................53
         SECTION 3.06.[RESERVED]...................................................................................53
         SECTION 3.07.COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS.................................................53
         SECTION 3.08.[RESERVED]...................................................................................54
         SECTION 3.09.COLLECTION OF TAXES, ASSESSMENTS AND SIMILAR ITEMS; SERVICING ACCOUNTS.......................54
         SECTION 3.10.COLLECTION ACCOUNT AND DISTRIBUTION ACCOUNT..................................................54
         SECTION 3.11.WITHDRAWALS FROM THE COLLECTION ACCOUNT AND DISTRIBUTION ACCOUNT.............................57
         SECTION 3.12.INVESTMENT OF FUNDS IN THE INVESTMENT ACCOUNTS...............................................58
         SECTION 3.13.[INTENTIONALLY OMITTED]......................................................................59
         SECTION 3.14.MAINTENANCE OF HAZARD INSURANCE AND ERRORS AND OMISSIONS AND FIDELITY COVERAGE...............59
         SECTION 3.15.ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS....................................61
         SECTION 3.16.REALIZATION UPON DEFAULTED MORTGAGE LOANS....................................................62
         SECTION 3.17.TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES..............................................64
         SECTION 3.18.SERVICING COMPENSATION.......................................................................65
         SECTION 3.19.REPORTS TO THE TRUSTEE; COLLECTION ACCOUNT STATEMENTS........................................65
         SECTION 3.20.STATEMENT AS TO COMPLIANCE...................................................................66
         SECTION 3.21.INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.............................................66
         SECTION 3.22.ACCESS TO CERTAIN DOCUMENTATION..............................................................66
         SECTION 3.23.TITLE, MANAGEMENT AND DISPOSITION OF REO PROPERTY............................................67
         SECTION 3.24.OBLIGATIONS OF THE SERVICER IN RESPECT OF PREPAYMENT INTEREST SHORTFALLS.....................70
         SECTION 3.25.[RESERVED]...................................................................................70
         SECTION 3.26.OBLIGATIONS OF THE SERVICER IN RESPECT OF MORTGAGE RATES AND MONTHLY PAYMENTS................70

         ARTICLE IV  PAYMENTS TO CERTIFICATEHOLDERS................................................................71

         SECTION 4.01.DISTRIBUTIONS................................................................................71
         SECTION 4.02.STATEMENTS TO CERTIFICATEHOLDERS.............................................................75
         SECTION 4.03.REMITTANCE REPORTS; ADVANCES.................................................................79
         SECTION 4.04.LLOCATION OF REALIZED LOSSES.................................................................80
         SECTION 4.05.COMPLIANCE WITH WITHHOLDING REQUIREMENTS.....................................................81
         SECTION 4.06.THE CAPITALIZED INTEREST ACCOUNT AND  THE PRE-FUNDING ACCOUNT................................
         SECTION 4.07.SEC REPORTING................................................................................81
         SECTION 4.08.BASIS RISK RESERVE FUND......................................................................82

         ARTICLE V  THE CERTIFICATES...............................................................................82

         SECTION 5.01.THE CERTIFICATES.............................................................................82
         SECTION 5.02.REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES........................................84
         SECTION 5.03.MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES............................................89
         SECTION 5.04.PERSONS DEEMED OWNERS........................................................................90
         SECTION 5.05.CERTAIN AVAILABLE INFORMATION................................................................90

         ARTICLE VI  THE DEPOSITOR, AND THE SERVICER...............................................................90

         SECTION 6.01.LIABILITY OF THE DEPOSITOR, AND THE SERVICER.................................................90
         SECTION 6.02.MERGER OR CONSOLIDATION OF THE DEPOSITOR, OR THE SERVICER....................................90
         SECTION 6.03.LIMITATION ON LIABILITY OF THE DEPOSITOR, THE SERVICER AND OTHERS............................91
         SECTION 6.04.LIMITATION ON RESIGNATION OF THE SERVICER....................................................92
         SECTION 6.05.RIGHTS OF THE DEPOSITOR AND OTHERS IN RESPECT OF THE SERVICER................................92

         ARTICLE VII DEFAULT.......................................................................................93

         SECTION 7.01.SERVICING TERMINATION EVENTS.................................................................93
         SECTION 7.02.TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.....................................................95
         SECTION 7.03.NOTIFICATION TO CERTIFICATEHOLDERS...........................................................96
         SECTION 7.04.WAIVER OF SERVICING TERMINATION EVENTS.......................................................97

         ARTICLE VIII  CONCERNING THE TRUSTEE......................................................................97

         SECTION 8.01.DUTIES OF TRUSTEE............................................................................97
         SECTION 8.02.CERTAIN MATTERS AFFECTING THE TRUSTEE........................................................99
         SECTION 8.03.TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS........................................101
         SECTION 8.04.TRUSTEE MAY OWN CERTIFICATES.................................................................102
         SECTION 8.05.TRUSTEE'S FEES AND EXPENSES..................................................................102
         SECTION 8.06.ELIGIBILITY REQUIREMENTS FOR TRUSTEE.........................................................102
         SECTION 8.07.RESIGNATION AND REMOVAL OF THE TRUSTEE.......................................................103
         SECTION 8.08.SUCCESSOR TRUSTEE............................................................................103
         SECTION 8.09.MERGER OR CONSOLIDATION OF TRUSTEE...........................................................104
         SECTION 8.10.APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE................................................104
         SECTION 8.11.APPOINTMENT OF OFFICE OR AGENCY..............................................................105
         SECTION 8.12.REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE................................................106

         ARTICLE IX [RESERVED].....................................................................................106

         ARTICLE X TERMINATION.....................................................................................106

         SECTION 10.01TERMINATION UPON REPURCHASE OR LIQUIDATION OF ALL MORTGAGE LOANS.............................106
         SECTION 10.02ADDITIONAL TERMINATIONREQUIREMENTS...........................................................108

         ARTICLE XI  REMIC PROVISIONS..............................................................................109

         SECTION 11.01.TAX ADMINISTRATION..........................................................................109
         SECTION 11.02.PROHIBITED TRANSACTIONS AND ACTIVITIES......................................................112
         SECTION 11.03.TAX INDEMNIFICATION.........................................................................113

         ARTICLE XII  MISCELLANEOUS PROVISIONS.....................................................................113

         SECTION 12.01.AMENDMENT...................................................................................113
         SECTION 12.02.RECORDATION OF AGREEMENT; COUNTERPARTS......................................................115
         SECTION 12.03.LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS..................................................115
         SECTION 12.04.GOVERNING LAW...............................................................................116
         SECTION 12.05.NOTICES.....................................................................................116
         SECTION 12.06.SEVERABILITY OF PROVISIONS..................................................................117
         SECTION 12.07.NOTICE TO RATING AGENCIES...................................................................117
         SECTION 12.08.ARTICLE AND SECTION REFERENCES..............................................................118


                               TABLE OF CONTENTS

EXHIBITS

EXHIBIT A-1           FORM OF CLASS A CERTIFICATE
EXHIBIT A-2           FORM OF CLASS M-1 CERTIFICATE
EXHIBIT A-3           FORM OF CLASS M-2 CERTIFICATE
EXHIBIT A-4           FORM OF CLASS B CERTIFICATE
EXHIBIT A-5           FORM OF CLASS X CERTIFICATE
EXHIBIT A-6           FORM OF CLASS R CERTIFICATE
EXHIBIT A-7           FORM OF CLASS BB CERTIFICATE
EXHIBIT B-1           FORM OF TRUSTEE'S INITIAL CERTIFICATION
EXHIBIT B-2           FORM OF TRUSTEE FINAL CERTIFICATION
EXHIBIT C             FORM OF MORTGAGE LOAN PURCHASE AGREEMENT
EXHIBIT D-1           REQUEST FOR RELEASE (for Trustee/Custodian)
EXHIBIT D-2           REQUEST FOR RELEASE (Mortgage Loans Paid in Full)
EXHIBIT E             FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
EXHIBIT F             PARAMETERS FOR SUBSEQUENT MORTGAGE LOANS
EXHIBIT G             FORM OF LOST NOTE AFFIDAVIT
EXHIBIT H             SUBSEQUENT TRANSFER AGREEMENT
EXHIBIT I             FORM OF REMITTANCE REPORT
EXHIBIT J             OFFICER'S CERTIFICATE WITH RESPECT TO PREPAYMENTS
EXHIBIT K             TRUSTEE'S STATEMENT WITH RESPECT TO PREPAYMENTS


SCHEDULES

SCHEDULE 1       MORTGAGE LOAN SCHEDULE


                 This Pooling and Servicing Agreement, is dated and effective as of March 1, 2000 among MERRILL LYNCH MORTGAGE INVESTORS, INC., as Depositor, LITTON LOAN SERVICING LP, as Servicer, and THE CHASE MANHATTAN BANK, as Trustee.

                            PRELIMINARY STATEMENT:

                  The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder.

                  As provided herein, the Trustee shall elect that the Trust Fund be treated for federal income tax purposes as two separate real estate mortgage investment conduits (each a "REMIC" or, in the alternative, "REMIC 1" and "REMIC 2". The Class A, Class M-1, Class M-2 and Class B Certificates (other than their contractual rights to receive certain payments in respect of Basis Risk Shortfalls from the Basis Risk Reserve Fund) and the Class X Certificates (which represent the beneficial ownership of the Class C and Class IO Component 1, Component 2, Component 3, and Component 4 Regular Interests) represent ownership of all of the "regular interests" in REMIC 2 and the Class R2 Interest represents the sole class of "residual interest" in REMIC 2 for purposes of the REMIC Provisions. The Class R1 Interest represents the sole class of "residual interest" in REMIC 1 for purposes of the REMIC Provisions. There are also five classes of uncertificated REMIC 1 Regular Interests issued under this Agreement (the Class T1-1, Class T1-2, Class T1-3, Class T1-4 and Class T1-5 Interests), each of which will constitute regular interests in REMIC 1. The REMIC 1 Regular Interests will be held as assets of REMIC 2.

                  The following table irrevocably sets forth the Pass-Through Rate, initial Class Certificate Balance and "latest possible maturity date" for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                                                 Initial Class Certificate       Latest Possible
            Description                  Pass-Through Rate               Balance(1)              Maturity Date(2)
            -----------                  -----------------               ----------              ----------------
Class A                                Variable (3)%                    $293,481,000              March 1, 2031
Class M-1                              Variable (3)%                     $15,492,000              March 1, 2031
Class M-2                              Variable (3)%                     $14,631,000              March 1, 2031
Class B                                Variable (3)%                     $13,771,000              March 1, 2031
Class BB                                       8.00%                        (4)                   March 1, 2031
Class X                                         N/A                         N/A                   March 1, 2031
Class R                                         N/A                         N/A                   March 1, 2031
------------------------

(1)      Plus or minus 5%.

(2) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date occurring one year and one month after the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for the Class A Certificates.

(3) Calculated in accordance with the definition of "Pass-Through Rate" herein.

(4)      $17,000,000 notional amount.

         As of the Cut-off Date, the Mortgage Loans had an aggregate principal balance equal to $344,259,896.

         In consideration of the mutual agreements herein contained, the Depositor, the Servicer, and the Trustee agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.01. Defined Terms.

         Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

         "Accrued Certificate Interest": With respect to each Distribution Date and any Class of Offered Certificates, interest accrued during the related Interest Accrual Period on the Class Certificate Balance of such Class at the then-applicable Pass-Through Rate. Accrued Certificate Interest with respect to each Distribution Date, as to any Offered Certificate, shall be reduced by an amount equal to the portion allocable to such Certificate of the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date. Such Relief Act Interest Shortfalls shall first be allocated to the Class X Certificates and then to the other Classes in inverse order of their priority of distributions.

         "Addition Notice":  Not Applicable.

         "Adjustable Rate Mortgage Loan": A Mortgage Loan which provides for the adjustment of the Mortgage Rate payable in respect thereto.

         "Adjusted Overcollateralization Amount": With respect to any Distribution Date, the amount, if any, by which (a) the Pool Principal Balance as of the end of the related Collection Period (reduced to give effect to any Realized Losses and Advances of principal) exceeds (b) the aggregate of the balances of the Class A, Class M-1, Class M-2 and Class B Certificates as of such Distribution Date (after giving effect to the distribution of principal on such Regular Interests on such Distribution Date).

         "Adjusted Overcollateralization Release Amount": With respect to any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the amount, if any, by which (i) the Adjusted Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the Principal Remittance Amount for such date is applied on such date in reduction of the principal balances of the Class A, Class M-1, Class M-2, and Class B Certificates, exceeds (ii) the Targeted Overcollateralization Amount for such date.

         "Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, each Adjustment Date, on which the Mortgage Rate of an Adjustable Rate Mortgage Loan is subject to adjustment pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

         "Advance": An advance of the aggregate of payments of principal and interest (net of the Servicing Fee) on one or more Mortgage Loans that were due on the Due Date in the related Collection Period and not received as of the close of business on the related Servicer Remittance Date, required to be made by or on behalf of the Servicer (or by the Trustee) pursuant to Section 4.03.

         "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Aggregate Loan Balance": The aggregate of the Scheduled Principal Balances for all Mortgage Loans at the date of determination.

         "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         "Applied Realized Loss Amount": has the meaning set forth in Section 4.04(b).

         "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

         "Available Capped Interest": With respect to any Distribution Date, means the positive difference, if any, between (x) the sum of the amount of interest accrued at the Available Funds Pass-Through Rate and (y) the sum of the amount of interest accrued at the Pass-Through Rate on each Class of Offered Certificates.

         "Available Funds Pass-Through Rate": As to any Distribution Date, the per annum rate equal to the percentage obtained by dividing (x) the amount of interest that accrued on the Mortgage Loans in respect of the related Collection Period at the weighted average of the related Mortgage Rates applicable to Monthly Payments due on such Mortgage Loans during such Collection Period, reduced by the Expense Fee Rate, by (y) the product of (i) the aggregate Class Certificate Balance and (ii) the actual number of days elapsed during such Interest Accrual Period divided by 360.

         "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

         "Basis Risk Reserve Fund": A fund created as part of the Trust Fund pursuant to Section 4.08 of this Agreement but which is not an asset of any of the REMICs.

         "Basis Risk Shortfall": With respect to any Distribution Date and any Class of Offered Certificates, the excess, if any, of the Accrued Certificate Interest (calculated without regard to the Available Funds Pass-Through Rate for such date but not more than the Expense Adjusted Maximum Mortgage Rate) over the product of (a) the Available Funds Pass-Through Rate on such Distribution Date and (b) the Certificate Balance of such Class of Certificates. The excess of the LIBOR Rate over the Weighted Average Net Mortgage Rate shall be treated as the obligation of the Trust pursuant to the cap agreement, and not as an obligation of REMIC 2.

         "Book-Entry Certificate": The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class B Certificates for so long as the Certificates of such Classes shall be registered in the name of the Depository or its nominee.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of New York, or in the city in which the Corporate Trust Office of the Trustee is located, is authorized or obligated by law or executive order to be closed.

         "Cash-Out Refinancing": A Refinanced Mortgage Loan the proceeds of which were more than the lesser of (i) $1000, and (ii) 1% of the principal balance of any existing first mortgage or subordinate mortgage being refinanced on the related Mortgaged Property and related closing costs.

         "Certificate": Any one of the Depositor's First Franklin Mortgage Loan Asset Backed Certificates, Series 2000-FF1, Class A, Class M-1, Class M-2, Class B, Class BB, Class X or Class R, issued under this Agreement.

         "Certificate Factor": With respect to any Class of Offered Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the Class Certificate Balance of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses, in reduction of the Class Certificate Balance of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial Class Certificate Balance of such Class of Certificates as of the Closing Date.

         "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

         "Certificate Principal Balance": With respect to each Class of Offered Certificates as of any date of determination, the Certificate Principal Balance of such Class on the Distribution Date immediately prior to such date of determination, minus all distributions allocable to principal made thereon and Applied Realized Loss Amounts allocated thereto pursuant to
Section 4.04 hereof on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Class, as stated on the face thereof).

         "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

         "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a "disqualified organization" (as defined in Section 860E(e)(5) of the Code) or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

         "Class": Collectively, all of the Certificates bearing the same class designation.

         "Class A Certificate": Any one of the Class A Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in REMIC 2 for purposes of the REMIC Provisions.

         "Class A Interest": A regular interest in REMIC 2 that has an initial principal balance of $293,481,000 as of the Cut-off Date and bears interest at a per annum rate equal to the lesser of (i) the Class A Pass-Through Rate and
(ii) the Weighted Average Net Mortgage Rate. Ownership of the Class A Interest is evidenced by the Class A Certificates.

         "Class A Interest Carry Forward Amount": With respect to any Distribution Date, the Interest Carry Forward Amount applicable to the Class A Certificates.

         "Class A Principal Distribution Amount": With respect to any Distribution Date (a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the Class Certificate Balance of the Class A Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 70.5% and (ii) the Pool Principal Balance as of the last day of the related Collection Period and (B) the Pool Principal Balance as of the last day of the related Collection Period minus $1,721,299.48.

         "Class B Applied Realized Loss Amount" means, as to the Class B Certificates and as of any Distribution Date, the lesser of (x) the Class Certificate Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class B Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the Applied Realized Loss Amount as of such Distribution Date.

         "Class B Certificate": Any one of the Class B Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-4 and evidencing a regular interest in REMIC 2 for purposes of the REMIC Provisions.

         "Class B Interest": A regular interest in REMIC 2 that has an initial principal balance of $13,771,000 as of the Cut-off Date and bears interest at a per annum rate equal to the lesser of (i) the Class B Pass-Through Rate and
(ii) the Weighted Average Net Mortgage Rate. Ownership of the Class B Interest is evidenced by the Class B Certificates.

         "Class B Interest Carry Forward Amount": With respect to any Distribution Date, the Interest Carry Forward Amount applicable to the Class B Certificates.

         "Class B Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the Class Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (iv) the Class Certificate Balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 96.0% and (ii) the Pool Principal Balance as of the last day of the related Collection Period and (B) the Pool Principal Balance as of the last day of the related Collection Period minus $1,721,299.48.

         "Class B Realized Loss Amortization Amount" means, as to the Class B Certificates and as of any Distribution Date, the lesser of (x) the Class B Unpaid Realized Loss Amount as of such Distribution Date and (y) the excess of
(i) the Monthly Excess Cashflow Amount over (ii) the sum of the Class A Interest Carry Forward Amount, the Class M-1 Realized Loss Amortization Amount, the Class M-2 Realized Loss Amortization Amount, the Class M-1 Interest Carry Forward Amount, the Class M-2 Interest Carry Forward Amount and the Class B Interest Carry Forward Amount, in each case for such Distribution Date.

         "Class B Unpaid Realized Loss Amount": With respect to any Distribution Date, the Unpaid Realized Loss Amount applicable to the Class B Certificates.

         "Class BB Certificate": Any one of the Class BB Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-7 and evidencing an obligation of the Class X Certificates.

         "Class BB Notional Amount": As of any date of determination, the Initial Class BB Notional Amount minus all distributions allocable to principal made thereon on all prior Distribution Dates.

         "Class C Interest": A regular interest in REMIC 2 that has a principal balance equal to the principal balance of the Class T1-5 Interest and bears interest at a per annum rate equal to the Weighted Average Net Mortgage Rate. Ownership of the Class C Interest is represented by the Class X Certificate.

         "Class C Regular Interest Realized Loss Amount" means, as to the Class C Regular Interests and as of any Distribution Date, the excess of (x) the Pool Balance (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class C Regular Interest Realized Loss Amount, if any, on such Distribution Date) over (y) the sum of the principal balances in respect of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class B Certificates and the Class C Regular Interests as of such Distribution Date. Recoveries of any Applied Realized Losses previously allocated to the Class C Regular Interest will be distributed to the Class C Regular Interest and will not result in any further reduction in principal balance to the extent they are not required to be applied pursuant to the definitions of Class A Realized Loss Amortization Amount, Class M-1 Realized Loss Amortization Amount, Class M-2 Realized Loss Amortization Amount or Class B Realized Loss Amortization Amount.

         "Class Certificate Balance": As to any Class of Certificates and any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class as of such date of determination.

         "Class IO Component 1": A regular interest in REMIC 2 that is entitled to 100% of the interest accruals on the Class T1-1 Interest in excess of the interest accruals on the Class A Regular Interest. The Class IO Component 1 Interest shall not have a principal balance. Ownership of the Class IO Component 1 is evidenced by the Class X Certificate.

         "Class IO Component 2": A regular interest in REMIC 2 that is entitled to 100% of the interest accruals on the Class T1-2 Interest in excess of the interest accruals on the Class M-1 Regular Interest. The Class IO Component 2 shall not have a principal balance. Ownership of the Class IO Component 2 is evidenced by the Class X Certificate.

         "Class IO Component 3": A regular interest in REMIC 2 that is entitled to 100% of the interest accruals on the Class T1-3 Interest in excess of the interest accruals on the Class M-2 Regular Interest. The Class IO Component 3 shall not have a principal balance. Ownership of the Class IO Component 3 is evidenced by the Class X Certificate.

         "Class IO Component 4": A regular interest in REMIC 2 that is entitled to 100% of the interest accruals on the Class T1-4 Interest in excess of the interest accruals on the Class B Regular Interest. The Class T1-4 Interest shall not have a principal balance. Ownership of the Class IO Component 4 is represented by the Class X Certificate.

         "Class M Certificates": The Class M-1 Certificates and the Class M-2 Certificates.

         "Class M-1 Applied Realized Loss Amount": With respect to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Class Certificate Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class M-1 Applied Realized Loss Amount, if any on such Distribution Date) and (y) the excess of (i) the Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class M-2 Applied Realized Loss Amount and the Class B Applied Realized Loss Amount, in each case as of such Distribution Date.

         "Class M-1 Certificate": Any one of the Class M-1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC 2 for purposes of the REMIC Provisions.

         "Class M-1 Interest": A regular interest in REMIC 2 that has an initial principal balance of $15,492,000 as of the Cut-off Date and bears interest at a per annum rate equal to the lesser of (i) the Class M-1 Pass-Through Rate and (ii) the Weighted Average Net Mortgage Rate. Ownership of the Class M-1 Interest is evidenced by the Class M-1 Certificates.

         "Class M-1 Interest Carry Forward": With respect to any Distribution Date, the Interest Carry Forward applicable to the Class M-1 Certificates.

         "Class M-1 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the Class Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), and (ii) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 79.5% and (ii) the Pool Principal Balance as of the last day of the related Collection Period and (B) the Pool Principal Balance as of the last day of the related Collection Period minus $1,721,299.48.

         "Class M-1 Realized Loss Amortization Amount": With respect to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Class M-1 Unpaid Realized Loss Amount as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the Class A Interest Carry Forward Amount and the Class M-1 Interest Carry Forward Amount, in each case for such Distribution Date.

         "Class M-1 Unpaid Realized Loss Amount": With respect to any Distribution Date, the Unpaid Realized Loss Amount applicable to the Class M-1 Certificates.

         "Class M-2 Applied Realized Loss Amount": With respect to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Class Certificate Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class M-2 Applied Realized Loss Amount, if any on such Distribution Date) and (y) the excess of (i) the related Applied Realized Loss Amount as of such Distribution Date over (ii) the Class B Applied Realized Loss Amount as of such Distribution Date.

         "Class M-2 Certificate": Any one of the Class M-2 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-3 and evidencing a Regular Interest in REMIC 2 for purposes of the REMIC Provisions.

         "Class M-2 Interest": A regular interest in REMIC 2 that has an initial principal balance of $14,631,000 as of the Cut-off Date and bears interest at a per annum rate equal to the lesser of (i) the Class M-2 Pass-Through Rate and (ii) the Weighted Average Net Mortgage Rate. Ownership of the Class M-2 Interest is evidenced by the Class M-2 Certificates.

         "Class M-2 Interest Carry Forward": With respect to any Distribution Date, the Interest Carry Forward for the Class M-2 Certificates.

         "Class M-2 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the Class Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 88.0% and (ii) the Pool Principal Balance as of the last day of the related Collection Period and (B) the Pool Principal Balance as of the last day of the related Collection Period minus $1,721,299.48.

         "Class M-2 Realized Loss Amortization Amount": With respect to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Class M-2 Unpaid Realized Loss Amount as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the Class A Interest Carry Forward Amount, the Class M-1 Interest Carry Forward Amount, the Class M-1 Realized Loss Amortization Amount and the related Class M-2 Interest Carry Forward Amount, in each case for such Distribution Date.

         "Class M-2 Unpaid Realized Loss Amount": With respect to any Distribution Date, the Unpaid Realized Loss Amount applicable to the Class M-2 Certificates.

         "Class R Certificate": The Class R Certificate executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-3 and evidencing the ownership of the Class R1 Interest and the Class R2 Interest.

         "Class R1 Interest": The uncertificated Residual Interest in REMIC 1.

         "Class R2 Interest": The uncertificated Residual Interest in REMIC 2.

         "Class T1-1 Interest": A regular interest in REMIC 1 held as an asset of REMIC 2 that has an initial principal balance of $293,481,000 as of the Cut-off Date, and bears interest at the Weighted Average Net Mortgage Rate.

         "Class T1-2 Interest": A regular interest in REMIC 1 held as an asset of REMIC 2 that has an initial principal balance of $15,492,000 as of the Cut-off Date, and bears interest at the Weighted Average Net Mortgage Rate.

         "Class T1-3 Interest": A regular interest in REMIC 1 held as an asset of REMIC 2 that has an initial principal balance of $14,631,000 as of the Cut-off Date, and bears interest at the Weighted Average Net Mortgage Rate.

         "Class T1-4 Interest": A regular interest in REMIC 1 held as an asset of REMIC 2 that has an initial principal balance of $13,771,000 as of the Cut-off Date, and bears interest at the Weighted Average Net Mortgage Rate.

         "Class T1-5 Interest": A regular interest in REMIC 1 held as an asset of REMIC 2 that has an initial principal balance equal to the difference between the (i) the Pool Principal Balance and (ii) the aggregate principal balances of the Class T1-1 Interest, Class T1-2 Interest, Class T1-3 Interest and Class T1-4 Interest, as of the Cut-off Date, and bears interest at the Weighted Average Net Mortgage Rate.

         "Class X Certificates": Any one of the Class X Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-5 and evidencing a Regular Interest in the REMIC Trust for purposes of the REMIC provisions.

         "Class X Distributable Amount": With respect to any Distribution Date, the excess of (i) the aggregate of amounts distributable on the Class IO Component 1, Class IO Component 2, Class IO component 3, Class IO Component 4 and the Class C Interest in respect of principal and interest at their applicable Pass through Rates for such Distribution Date, over (ii) the aggregate of amounts distributable to the Class BB Certificateholders pursuant to Sections 4.01(a)(vi) and 4.01(c)(x).

         "Closing Date": March 20, 2000.

         "Code": The Internal Revenue Code of 1986.

         "Collection Account": The account or accounts created and maintained by the Servicer pursuant to Section 3.10(a), which shall be entitled "Litton Loan Servicing LP, as Servicer for The Chase Manhattan Bank, as Trustee, in trust for registered holders of First Franklin Mortgage Loan Asset Backed Certificates, Series 2000-FF1," and which must be an Eligible Account.

         "Collection Period": With respect to the first Distribution Date, the period from March 1, 2000 through the Determination Date in April 2000. With respect to any other Distribution Date, the period from the day immediately following the prior Determination Date through the Determination Date in the calendar month in which such Distribution Date occurs.

         "Compensating Interest": On any Distribution Date, payments made by the Servicer in satisfaction of its obligation to offset any Prepayment Interest Shortfall on such Distribution Date pursuant to Section 3.24.

         "Corporate Trust Office": The corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is set forth in Section 12.05 hereof, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, and the Servicer.

         "Credit Bureau Risk Score": As to any Mortgage Loan, the statistical rating of likely future credit performance of such Mortgage Loan determined on the basis of the methodology developed by Fair, Isaac & Company.

         "Current Interest": With respect to each Class of Class A, Class M-1, Class M-2 and Class B Certificates and any Distribution Date, the aggregate amount of interest accrued during the related Accrual Period at the applicable Pass-Through Rate on the Class Certificate Principal Balance of such Class immediately prior to such Distribution Date

         "Cut-off Date": With respect to each Original Mortgage Loan, the close of business on March 1, 2000. With respect to all Qualified Substitute Mortgage Loans, the close of business on the first day of the calendar month in which the substitution occurs. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

         "Cut-off Date Pool Principal Balance": The sum of the Stated Principal Balances of the Mortgage Loans as of their respective Cut-off Dates.

         "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

         "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

         "Definitive Certificates": As defined in Section 5.01(b).

         "Delayed First Adjustment Date Loan": Any Mortgage Loan as to which the first Adjustment Date does not occur for 12 months, 24 months or 36 months after the origination date of such Mortgage Loan.

         "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

         "Delinquency Percentage": As of the last day of any Collection Period, the percentage equivalent of a fraction, the numerator of which equals the aggregate Stated Principal Balances of all Mortgage Loans that are 60 or more days Delinquent, in foreclosure or converted to REO Properties as of such last day of such Collection Period, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of such Collection Period.

         "Delinquent": A Mortgage Loan is Delinquent if the Monthly Payment due on a Due Date is not paid on or before the next succeeding Due Date, at which time, such Mortgage Loan is 30 days Delinquent. If the Monthly Payment due on a Due Date is not paid on or before the second or third succeeding Due Date, such Mortgage Loan is 60 or 90 days Delinquent, respectively.

         "Depositor": Merrill Lynch Mortgage Investors, Inc., a Delaware corporation, or its successor in interest.

         "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

         "Depository Institution": Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations (or, in the case of a depository institution that is the principal subsidiary of a holding company, such holding company has unsecured commercial paper or other short-term unsecured debt obligations) that are rated at least A-1 by S&P (or comparable ratings if S&P are not the Rating Agencies).

         "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "Determination Date": With respect to each Distribution Date, the 10th day of the calendar month in which such Distribution Date occurs or, if such 10th day is not a Business Day, the Business Day immediately preceding such 10th day.

         "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; provided, however, that the Trustee (or the Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

         "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code (v) an "electing large partnership" within the meaning of Section 775 of the Code, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.10(b) which shall be entitled "The Chase Manhattan Bank, as Trustee, in trust for registered holders of First Franklin Mortgage Loan Asset Backed Certificates, Series 2000-FF1," which must be an Eligible Account.

         "Distribution Date": The 20th day of any month, or if such 20th day is not a Business Day, the Business Day immediately following such 20th day, commencing in April 2000.

         "Due Date": With respect to each Distribution Date, the day of the month on which the Monthly Payment is due on a Mortgage Loan during the related Collection Period, exclusive of any days of grace.

         "Eligible Account": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated at least A-1 by S&P (or comparable ratings if S&P are not the Rating Agencies) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or
(iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

         "Estate in Real Property": A fee simple estate in a parcel of land.

         "Expense Adjusted Maximum Mortgage Rate": With respect to any Mortgage Loan, an amount equal to the Maximum Mortgage Rate thereon minus the Expense Fee Rate.

         "Expense Fee Rate": The sum of the Trustee Fee Rate and the Servicing Fee Rate.

         "Extra Principal Distribution Amount": With respect to any Distribution Date, the lesser of (a) Monthly Excess Interest Amount for such Distribution Date and (b) the Overcollateralization Deficiency for such date; provided that on the first Distribution Date principal due during the period from the Cut-off Date to the related Determination Date will be distributed, which will reduce the amount available on such Distribution Date for distribution as Extra Principal Distribution Amount.

         "Extraordinary Trust Fund Expenses": Any amounts reimbursable to the Trustee, or any director, officer, employee or agent of the Trustee, from the Trust Fund pursuant to Section 8.05, and any amounts payable from the Distribution Account in respect of taxes pursuant to Section 11.01(g)(iii).

         "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

         "FHLMC": Federal Home Loan Mortgage Corporation or any successor thereto.

         "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Mortgage Loan Originator, the Depositor or the Servicer pursuant to or as contemplated by Section 2.03, 3.16(c) or 10.01), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a Servicing Officer of the Servicer, of each Final Recovery Determination made thereby.

         "First Union": First Union National Bank or any successor thereto.

         "Fitch": Fitch IBCA, Inc.

         "FNMA": Fannie Mae or any successor thereto.

         "Gross Margin": With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

         "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Servicer or any Affiliate thereof, and (c) is not connected with the Depositor, the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Servicer or any Affiliate thereof, as the case may be.

         "Independent Contractor": Either (i) any Person (other than the Servicer) that would be an "independent contractor" with respect to the REMIC Trust within the meaning of Section 856(d)(3) of the Code if the REMIC Trust were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the REMIC Trust does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Trustee has received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

         "Index": With respect to each Adjustable Rate Mortgage Loan and each related Adjustment Date, the average of the interbank offered rates for six-month United States dollar deposits in the London market as published in The Wall Street Journal and as most recently available as of the first Business Day of the month preceding the month of such Adjustment Date, or as specified in the related Mortgage Note.

         "Initial Class BB Notional Amount": $17,000,000.

         "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

         "Interest Accrual Period": With respect to any Distribution Date and the Offered Certificates, the period from the Distribution Date in the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Interest Accrual Period, from the Closing Date) through the day before such Distribution Date occurs.

         "Interest Carry Forward Amount": With respect to the Offered Certificates and any Distribution Date, the sum of (a) the excess, if any, of the Accrued Certificate Interest calculated at the then applicable Pass-Through Rate, over the amount in respect of interest actually distributed on such Class on such prior Distribution Date and (b) interest on such excess at the applicable Pass-Through Rate for the actual number of days elapsed since such prior Distribution Date.

         "Interest Determination Date": With respect to the Offered Certificates and any Interest Accrual Period therefor, the second London Business Day preceding the commencement of such Interest Accrual Period.

         "Interest Distribution Amount": With respect to any Distribution Date and a Class of Offered Certificates, the sum of (i) the aggregate Accrued Certificate Interest on such Class of Certificates for such Distribution Date and (ii) the aggregate Interest Carry Forward Amount for such Class of Certificates for such Distribution Date.

         "Interest Remittance Amount" means, as of any Determination Date, the sum, without duplication, of (i) all interest due and collected or advanced during the related Collection Period on the Mortgage Loans (less the Servicing Fee, certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses payable pursuant to this Agreement), (ii) all Compensating Interest paid by the Servicer on such Determination Date, (iii) prepayment premiums and penalties and (iv) the portion of any payment in connection with any substitution, Purchase Price or Net Liquidation Proceeds relating to interest, provided that with respect to the first Collection Period only the Interest Remittance Amount shall be reduced by an amount equal to sixteen (16) days of interest at the Net Mortgage Rate due and collected or advanced on the Mortgage Loans.

         "Late Collections": With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any Collection Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent for such Collection Period and not previously recovered.

         "Latest Possible Maturity Date": The Distribution Date in March 2031.

         "LIBOR Rate": With respect to the Offered Certificates and any Distribution Date, the sum of One-Month LIBOR plus the applicable Pass-Through Margin.

         "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 10.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being purchased pursuant to Section 10.01.

         "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 10.01.

         "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

         "London Business Day": Any day on which banks in the City of London and New York City are open and conducting transactions in United States dollars.

         "Lost Note Affidavit": With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Mortgage Loan Originator certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note) in the form of Exhibit G hereto.

         "Maximum Collateral Balance": $344,259,896.

         "Maximum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

         "Minimum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

         "Monthly Excess Cash Flow Amount": With respect to any Distribution Date, the sum of the Monthly Excess Interest Amount and the Overcollateralization Release Amount.

         "Monthly Excess Interest Amount": With respect to any Distribution Date, such term has the meaning set forth in paragraph Sixth of Section 4.01(a).

         "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.07; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

         "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

         "Mortgage Loan Originator": First Franklin Financial Corporation, or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

         "Mortgage Loan Purchase Agreement": The agreement between the Mortgage Loan Originator and Merrill Lynch Mortgage Capital Inc., an Affiliate of the Depositor, regarding the transfer of the Mortgage Loans by the Mortgage Loan Originator to Merrill Lynch Mortgage Capital Inc. in the form of Exhibit C annexed hereto.

         "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in the Trust Fund on such date. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

         1. the Mortgage Loan Originator's Mortgage Loan identifying number;

         2. the Mortgagor's name;

         3. the street address of the Mortgaged Property including the state and zip code;

         4. a code indicating whether the Mortgaged Property is occupied by the Mortgagor;

         5. the type of Residential Dwelling constituting the Mortgaged
     Property;

         6. the original term to stated maturity;

         7. the Loan-to-Value Ratio at origination;

         8. the Mortgage Rate in effect as of the Cut-off Date;

         9. the date on which the first Monthly Payment was due on the Mortgage Loan;

         10. the stated maturity date;

         11. the amount of the Monthly Payment in effect as of the Cut-off
     Date;

         12. the original principal balance of the Mortgage Loan;

         13. the outstanding principal balance of the Mortgage Loan as of the close of business on the Cut-off Date;

         14. in the case of each Adjustable Rate Mortgage Loan, the first Adjustment Date;

         15. in the case of each Adjustable Rate Mortgage Loan, the Gross
     Margin;

         16. a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing);

         17. a code indicating the documentation style program;

         18. the risk grade or Credit Bureau Risk Score; and

         19. a code indicating whether the Mortgage Loan has a Prepayment Premium, and, if so, the term of such Prepayment Premium.

         The Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date with respect to the Mortgage Loans in the aggregate:
(1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

         "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgage Pool": The pool of Mortgage Loans, identified on Schedule 1 from time to time, and any REO Properties acquired in respect thereof.

         "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded to the nearest 0.125% as provided in the Mortgage Note, of the Index, as most recently available as of a date prior to the Adjustment Date as set forth in the related Mortgage Note, plus the related Gross Margin; provided that the Mortgage Rate on such Mortgage Loan on any Adjustment Date shall never be more than the lesser of
(i) the sum of the Mortgage Rate in effect immediately prior to the Adjustment Date plus the related Periodic Rate Cap, if any, and (ii) the related Maximum Mortgage Rate, and shall never be less than the greater of (i) the Mortgage Rate in effect immediately prior to the Adjustment Date less the Periodic Rate Cap, if any, and (ii) the related Minimum Mortgage Rate. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

         "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

         "Mortgagor": The obligor on a Mortgage Note.

         "Net Excess Spread": With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is equal to the amount, if any, by which (a) the product of (i) the Aggregate Loan Balance as of the end of the related Collection Period and (ii) the Weighted Average Net Mortgage Rates exceeds (b) the Interest Distribution Amount for such Distribution Date, and the denominator of which is the product of (x) the Aggregate Loan Balance and (y) the actual number of days in the related Accrual Period divided by 360.

         "Net Liquidation Proceeds": With respect to any Mortgage Loan, the related Liquidation Proceeds net of unreimbursed expenses incurred in connection with liquidation or foreclosure and unreimbursed Advances and Servicing Advances, if any, received and retained in connection with the liquidation of such Mortgage Loan.

         "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Expense Fee Rate.

         "Net Prepayment Interest Shortfall": With respect to any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls for such date over the sum of any amounts paid by the Servicer with respect to such shortfalls pursuant to this Agreement.

         "New Lease": Any lease of REO Property entered into on behalf of the Trust Fund, including any lease renewed or extended on behalf of the Trust Fund if the Trust Fund has the right to renegotiate the terms of such lease.

         "Nonrecoverable Advance": Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

         "Non-United States Person": Any Person other than a United States
Person.

         "Offered Certificates": The Class A Certificates, the Class M Certificates and the Class B Certificates.

         "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, the Mortgage Loan Originator, or the Depositor, as applicable.

         "One-Month LIBOR": With respect to each Interest Accrual Period, the rate determined by the Trustee on the related Interest Determination Date on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Telerate Screen 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. On each Interest DeterminationDate, One-Month LIBOR for the related Interest Accrual Period will be established by the Trustee as follows:

                  (i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16 of 1%; and

                  (ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (i) One-Month LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.

         If the Trustee is unable to determine One-Month LIBOR for an Interest Accrual Period, the rate for such Interest Accrual Period shall be One-Month LIBOR as determined for the previous Interest Accrual Period. Notwithstanding the foregoing, however, One-Month LIBOR for an Accrual Period shall not be based on One-Month LIBOR for the previous Interest Accrual Period for three consecutive Interest Accrual Periods. If, under the priorities described above, One-Month LIBOR for an Interest Accrual Period would be based on One-Month LIBOR for the previous Interest Accrual Period for the second consecutive Interest Accrual Period, the Depositor shall select a comparable alternative index (over which the Trustee has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party; provided, however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Depositor shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

         "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, or the Servicer acceptable to the Trustee, except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

         "Original Capitalized Interest Deposit": Not Applicable.

         "Original Mortgage Loan": Any of the Mortgage Loans included in the Trust Fund as of the Closing Date.

         "Original Pre-Funded Amount": Not Applicable.

         "Overcollateralization Amount": As of any Distribution Date, the excess, if any, of (x) the Pool Principal Balance as of the last day of the immediately preceding Collection Period over (y) the aggregate Class Certificate Balance of the Offered Certificates (after taking into account all distributions of principal on such Distribution Date).

         "Overcollateralization Deficiency": As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Class Certificate Balances of the Offered Certificates resulting from the distribution of the Principal Remittance Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

         "Overcollateralization Release Amount": With respect to any Distribution Date after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Offered Certificates on such Distribution Date over (ii) the Targeted
Overcollateralization Amount for such Distribution Date.

         "Overfunded Amount": Not Applicable.

         "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Pass-Through Margin": For each Class of Offered Certificates, as set forth below; provided, however, that for each Interest Accrual Period beginning after the Distribution Date on which the aggregate Stated Principal Balance (as defined herein) of the Mortgage Loans is 10% or less of the Stated Principal Balance of the Mortgage Loans as of the Cut-off Date (the "Cut-off Date Pool Principal Balance"), each such Pass-Through Margin will be doubled for the Class A Certificates and increased by 50% for the Subordinated
Certificates:

         Class                                    Pass-Through Margin
         -----                                    -------------------
         A-1                                             0.30%
         M-1                                             0.55%
         M-2                                             1.00%
           B                                             2.00%

         "Pass-Through Rate": With respect to the Class A, M-1, M-2 and B Certificates and any Distribution Date, a rate per annum equal to the lesser of (i) the LIBOR Rate, and (ii) the Available Funds Pass-Through Rate. With respect to the Class BB Certificate, 8.00% per annum, and with respect to the Class C Regular Interests, the Weighted Average Net Mortgage Rate. All calculations of interest for purposes of the Pass-Through Rate shall be based on a 360-day year and the actual number of days in the applicable Interest Accrual Period, provided, that all calculations of interest for purposes of the Pass-Through Rate for the Class BB Certificate shall be based on a 360-day year of twelve 30-day months.

         "Percentage Interest": With respect to each Class of Certificates, the undivided percentage ownership in such Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance represented by such Certificate and the denominator of which is the initial Class Certificate Balance of such Class. The Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class B Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $100,000 and increments of $1,000 in excess thereof. The Class BB Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $1,000,000 and increments of $1,000 in excess thereof. With respect to any Class R or Class X Certificate, the undivided percentage ownership in such Class evidenced by such Certificate, as set forth on the face of such Class R or Class X Certificate. The Class R and Class X Certificates are issuable only in minimum Percentage Interests of 25%.

         "Periodic Rate Cap": With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

         "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, the Servicer, the Trustee or any of their respective Affiliates:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, provided, however, that any obligation of, or guaranteed by, FHLMC or FNMA, other than a senior debt or a mortgage participation or pass-through certificate guaranteed by FHLMC or FNMA shall be a Permitted Investment.

                  (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances issued by, any Depository Institution;

                  (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

                  (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

                  (vi) units of money market funds that have been rated "AAA" by S&P, including any such funds for which the Trustee or any Affiliate thereof receives compensation with respect to such investment; and

                  (viii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities that have been rated "AAA" by S&P;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

         "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

         "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Pool Principal Balance": As of any date of determination, the sum of the Stated Principal Balances of all of the outstanding Mortgage Loans.

         "Pre-Funded Amount": Not Applicable.

         "Pre-Funding Account": Not Applicable.

         "Pre-Funding Distribution Date": Not Applicable.

         "Pre-Funding Period": Not Applicable.

         "Prepayment Assumption": A prepayment rate of 25% CPR. The Prepayment Assumption is used solely for determining the accrual of original issue discount on the Certificates for federal income tax purposes. A CPR (or Constant Prepayment Rate) represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its outstanding principal balance for the life of such pool.

         "Prepayment Excess": As to any Principal Prepayment received by the Servicer from the first day of any calendar month, commencing in March 2000, through the Determination Date in such calendar month, all amounts paid by the related Mortgagor in respect of interest on such Principal Prepayment. All Prepayment Interest Excess shall be paid to the Servicer as additional servicing compensation.

         "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full or in part that was received and applied by the Servicer to reduce the outstanding principal balance of such loan, an amount equal to the interest shortfalls attributable to such Principal Prepayments. The obligations of the Servicer in respect of any Prepayment Interest Shortfall are set forth in
Section 3.24.

         "Prepayment Premium": With respect to any Mortgage Loan, the penalities or premiums, if any, due in connection with a prepayment of such Mortgage Loan in accordance with the terms thereof.

         "Principal Distribution Amount": With respect to any Distribution Date, the sum of (i) the Principal Remittance Amount (minus, for Distribution Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any) and (ii) the Extra Principal Distribution Amount, if any.

         "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

         "Principal Remittance Amount": With respect to any Distribution Date, the amount equal to the sum (less certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses payable pursuant to this Agreement) of the following amounts (without duplication) with respect to the immediately preceding Collection Period: (i) each payment of principal on a Mortgage Loan received by the Servicer during such Collection Period, including all full and partial principal prepayments (excluding Prepayment Premiums) and any Advances with respect thereto, (ii) the Net Liquidation Proceeds allocable to principal actually collected by the Servicer during the related Collection Period, (iii) the portion of the Purchase Price allocable to principal of all Mortgage Loans repurchased pursuant to Section 2.03(a) with respect to such Collection Period and (iv) any Substitution Shortfall Amount received on or prior to the previous Determination Date and not yet distributed.

         "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, 3.16(c) or 10.01, and as confirmed by certificate signed by a Servicing Officer from the Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer, which payment or advance had as of the date of purchase been distributed pursuant to
Section 4.01, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to
Section 4.01, (iii) any unreimbursed Servicing Advances and Advances and any unpaid Servicing Fees and Special Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Sections 3.11(ix) and 3.16(b), and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation.

         "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have a Stated Principal Balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the outstanding principal balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (v) have a Gross Margin equal to the Gross Margin of the Deleted Mortgage Loan, (vi) have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (viii) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (ix) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (x) have a risk grading or Credit Bureau Risk Score determined by the Mortgage Loan Originator, at least equal to the risk grading assigned on the Deleted Mortgage Loan, (xi) is a "qualified mortgage" as defined in the REMIC Provisions and (xii) conform to each representation and warranty set forth in Section 6 of the Mortgage Loan Purchase Agreement applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause
(ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the risk gradings described in clause (x) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

         "Rate/Term Refinancing": A Refinanced Mortgage Loan, the proceeds of which are not more than the lower of (i) $1000, and (ii) 1% of the existing first mortgage loan and any subordinate mortgage loan on the related Mortgaged Property and related closing costs, and were used exclusively (except for up to the lower of (i) $1000, and (ii) 1%) to satisfy the then existing first mortgage loan and any subordinate mortgage loan of the Mortgagor on the related Mortgaged Property and to pay related closing costs.

         "Rating Agency or Rating Agencies": S&P and Fitch or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating organizations, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer.

         "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan pursuant to Sections 3.11(ix) and 3.16(b), minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the Servicer with respect to such Mortgage Loan pursuant to clause (iii) of Section 3.11.

         With respect to any REO Property as to which a Final Recovery Determination has been made an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of the Trust Fund, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus
(iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the Collection Account in respect of the related Mortgage Loan pursuant to Sections 3.11(ix) and 3.16(b), minus (v) the aggregate of all Advances and Servicing Advances in respect of such REO Property or the related Mortgage Loan for which the Servicer (or Trustee) has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to Section 3.23.

         With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

         With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

         "Record Date": With respect to each Distribution Date, the close of business on the Business Day immediately such Distribution Date (or, if Definitive Certificates are issued, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs).

         "Reference Banks": Such leading banks selected by the Depositor and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Telerate Page 3750 on the Interest Determination Date in question, (iii) which have been designated as such by the Depositor and (iv) which are not controlling, controlled by, or under common control with, the Depositor or the Mortgage Loan Originator.

         "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

         "Regular Certificate": Any of the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class X Certificates.

         "Regular Interest": A "regular interest" in a REMIC within the meaning of Section 860G(a)(1) of the Code.

         "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "Relief Act Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

         "REMIC": Each pool of assets in the Trust Fund designated as a REMIC pursuant to Section 11.01(a) hereof.

         "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A-860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         "REMIC 1 Regular Interest": Any of the Class T1-1, Class T1-2, Class T1-3, Class T1-4 and Class T1-5 Interests.

         "REMIC 2 Regular Interest": Any of the Class A, Class M-1, Class M-2, Class B, Class C Regular Interests, Class IO Component 1, Class IO Component 2, Class IO Component 3, and Class IO Component 4.

         "Remittance Report": A report substantially in the form of Exhibit I, with such additions, deletions and modifications as agreed to by the Trustee and the Servicer.

         "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term "rents from real property."

         "REO Account": The account or accounts maintained by the Servicer in respect of an REO Property pursuant to Section 3.23.

         "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust Fund.

         "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the close of business on the Distribution Date in such calendar month.

         "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section 3.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

         "REO Property": A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

         "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit D-1 or Exhibit D-2 attached hereto.

         "Required Reserve Fund Balance": $5,000.

         "Required Reserve Fund Deposit": With respect to any Distribution Date occurring between the Closing Date and the Distribution Date on which the amount on deposit in the Basis Risk Reserve Fund first equals the Required Reserve Fund Balance, the amount, if any, by which (i) the Required Reserve Fund Balance exceeds (ii) the amount on deposit in the Basis Risk Reserve Fund immediately prior to such date. With respect to any Distribution Date on which the Net Excess Spread is less than 0.25%, the amount, if any by which (a) the product of [0.50]% and the Aggregate Loan Balance for such date exceeds (b) the amount on deposit in the Basis Risk Reserve Fund immediately prior to such date. With respect to any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25%, the amount, if any, by which (i) $5,000 exceeds (ii) the amount on deposit in the Basis Risk Reserve Fund immediately prior to such date.

         "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.001%) of the one-month U.S. dollar lending rates which New York City banks selected by the Depositor are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Depositor are quoting on such Interest Determination Date to leading European banks.

         "Residential Dwelling": Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project, (iv) a detached one-family dwelling in a planned unit development, or (v) manufactured home treated as real property under local law none of which is a co-operative or mobile home (as defined in 42 United States Code, Section 5402(6)).

         "Residual Certificate": The Class R Certificates.

         "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

         "Responsible Officer": When used with respect to the Trustee, any officer assigned to the structured finance services department (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

         "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

         "Scheduled Principal Balance": With respect to (i) any Mortgage Loan as of any Distribution Date, the principal balance of such Mortgage Loan at the close of business on the Cut-off Date, after giving effect to principal payments due on or before the Cut-off Date, whether or not received, less an amount equal to principal payments due after the Cut-off Date and on or before the Due Date in the related Collection Period, whether or not received from the Mortgagor or advanced by the Servicer, and all amounts allocable to unscheduled principal payments (including Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the related Prepayment Period) and (ii) any REO Property as of any Distribution Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due Date immediately preceding the date of acquisition of such REO Property by or on behalf of the Trustee (reduced by any amount applied as a reduction of principal on the Mortgage Loan). With respect to any Mortgage Loan and the Cut-off Date, as specified in the Mortgage Loan Schedule.

         "Senior Enhancement Percentage": With respect to any Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount, in each case after taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
(y) the Pool Principal Balance as of the last day of the related Collection Period.

         "Senior Specified Enhancement Percentage": On any date of determination thereof means 29.5%.

         "Servicer": Litton Loan Servicing LP, or any successor servicer appointed as herein provided, in its capacity as Servicer hereunder.

         "Servicer Remittance Date": With respect to any Distribution Date, 5:00 p.m. New York time on the Business Day prior to such Distribution Date.

         "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

         "Servicing Advances": The reasonable "out-of-pocket" costs and expenses incurred by the Servicer in connection with a default, delinquency or other unanticipated event by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property, and (iv) the performance of its obligations under Sections 3.01, 3.09, 3.14, 3.16 and 3.23. The Servicer shall not be required to make any Servicing Advance in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, would not be ultimately recoverable from related Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

         "Servicing Fee": With respect to each Mortgage Loan (or REO Property) and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan (or REO Property) as of the preceding Distribution Date (or in the case of the initial Distribution Date, as of the Cut-off Date).

         "Servicing Fee Rate": 0.50% per annum.

         "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

         "Servicing Termination Event": One or more of the events described in
Section 7.01(i)-(vii).

         "Servicing Termination Trigger": [A Servicing Termination Trigger has occurred (i) with respect to a Distribution Date occurring between the Cut-off Date and the fifth anniversary of the Cut-off Date if on such Distribution Date (X) the sum of (a) the product of (1) the percentage obtained by dividing the balance of 30 to 59 day Delinquent Mortgage Loans by the Pool Principal Balance, (2) 25% and (3) 41.16%; plus (b) the product of (1) the percentage obtained by dividing the balance of 60 to 89 day Delinquent Mortgage Loans by the Pool Principal Balance, (2) 50% and (3) 41.16%; plus (c) the product of
(1) the percentage obtained by dividing the balance of 90 day or more Delinquent Mortgage Loans by the Pool Principal Balance and (2) 41.16%; plus
(d) the percentage obtained by dividing the sum of Realized Losses as of such Distribution Date by the aggregate initial Pool Principal Balance on the Cut-Off Date, in each case as of the last day of the calendar month preceding such Distribution Date, exceeds (Y) 7.75% and (ii) with respect to a Distribution Date occurring after the fifth anniversary of the Cut-Off Date and on or before the tenth anniversary of the Cut-Off Date if on such Distribution Date the sum set forth in (X) above, in each case as of the last day of the calendar month preceding such Distribution Date, exceeds 11.625%.]

         "Single Certificate": With respect to any Class of Offered Certificates, a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance of $1,000. With respect to the Class X Certificates or the Residual Certificates, a hypothetical Certificate of such Class evidencing a 100% Percentage Interest in such Class.

         "60+ Day Delinquent Loan": With respect to any Determination Date, all REO Properties, each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due (without giving effect to any grace period), each Mortgage Loan in foreclosure and each Mortgage Loan for which the Mortgagor has filed for bankruptcy.

         "Special Servicer Fee": With respect to each Mortgage Loan Delinquent more than 90 days, $125 per month, which fee shall be payable until the earlier to occur of (i) 18 consecutive months of such payment, and (ii) the Delinquency status of such Mortgage Loan has been reduced to 90 days or less.

         "Standard Rate": With respect to any Distribution Date, the rate at which interest accrues on the Class B Certificates subject to the Weighted Average Net Mortgage Rate, in each case during the related Interest Accrual Period.

         "Startup Day": The day designated as such pursuant to Section 11.01(b) hereof.

         "Stated Principal Balance": With respect to any Mortgage Loan: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, after giving effect to all Monthly Payments due thereon on or before the Cut-off Date whether or not received and as shown in the Mortgage Loan Schedule, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or included in a Advance and distributed pursuant to Section 4.01 on or before such date of determination,
(ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 4.01 on or before such date of determination,
(iii) all Liquidation Proceeds and Insurance Proceeds applied by the Servicer as recoveries of principal in accordance with the provisions of Section 3.16, to the extent distributed pursuant to Section 4.01 on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Collection Period for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust Fund, minus the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

         "Stayed Funds": Any payment required to be made under the terms of the Certificates and this Agreement but which is not remitted to the Trustee because the Servicer is the subject to a proceeding under the Bankruptcy Code and the making of such remittance is prohibited by Section 362 of the Bankruptcy code.

         "Stepdown Date": The earlier to occur of (i) the later to occur of
(x) the Distribution Date in April 2003 and (y) the first Distribution Date on which the Senior Enhancement Percentage (after taking into account distributions of principal on such Distribution Date) is greater than or equal to the Senior Specified Enhancement Percentage and (ii) the Distribution Date on which the Class Certificate Balance of the Class A Certificates has been reduced to zero.

         "Subsequent Mortgage Loan": Not Applicable.

         "Subsequent Mortgage Loan Schedule": Not Applicable.

         "Subsequent Transfer Agreement": Not Applicable.

         "Subsequent Transfer Date": Not Applicable.

         "Subordinated Certificates": The Class M Certificates and the Class B Certificates.

         "Subservicer": As defined in Section 3.02.

         "Subservicing Agreement": As defined in Section 3.02.

         "Substitution Shortfall Amount": As defined in Section 2.03(d) hereof.

         "Targeted Overcollateralization Amount": As of any Distribution Date,
(x) prior to the Stepdown Date, 2.00% of the initial Pool Principal Balance and (y) on and after the Stepdown Date and assuming a Trigger Event is not in effect, the greater of (i) 4.00% of the Pool Principal Balance as of the last day of the related Collection Period and (ii) $1,721,299.48. If a Trigger Event is in effect on and after the Stepdown Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

         "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

         "Telerate Page 3750": The display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace the Telerate Page 3750 page on that service for the purpose of displaying London interbank offered rates of major banks.

         "Termination Price": As defined in Section 10.01.

         "Terminator": As defined in Section 10.01.

         "Total Distribution Amount": With respect to any Distribution Date, the sum of the Interest Remittance Amount for such date and the Principal Remittance Amount for such date.

         "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

         "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         "Trigger Event": With respect to any Distribution Date, a Distribution Date on which the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds one-half of the Senior Enhancement Percentage; provided, that if the Class Certificate Balance of the Class A Certificates has been reduced to zero, a Trigger Event will have occurred if the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds 14.75%.

         "Trust Fund": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby but excluding the rights under Section 17 thereof), (v) the Collection Account, the Distribution Account and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, the Trust Fund specifically excludes all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date.

         "Trustee": The Chase Manhattan Bank, a New York banking corporation, or its successor in interest, or any successor trustee appointed as herein provided.

         "Trustee's Fee": With respect to each Distribution an amount equal to one twelfth of the product of (i) the Trustee's Fee Rate, multiplied by (ii) the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the preceding Distribution Date (or, in the case of the initial Distribution Date, as of the Cut-off Date).

         "Trustee's Fee Rate": A rate per annum equal to the sum of (i) 0.0115% and (ii) the reasonable out-of-pocket expenses of the Trustee incurred in connection with its duties as Trustee, expressed as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the preceding Distribution Date (or, in the case of the initial Distribution Date, as of the Cut-off Date).

         "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.14.

         "United States Person": A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise), an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code.

         "Unpaid Basis Risk Shortfall": With respect to any Distribution Date and any Class of Offered Certificates, the aggregate of all Basis Risk Shortfalls with respect to such Class remaining unpaid from previous Distribution Dates, plus interest accrued thereon at the applicable LIBOR Rate.

         "Unpaid Realized Loss Amount": For any Class of Subordinated Certificates and as to any Distribution Date, the excess of (x) the aggregate cumulative amount of related Applied Realized Loss Amounts with respect to such Class for all prior Distribution Dates over (y) the aggregate, cumulative amount of related Realized Loss Amortization Amounts with respect to such Class for all prior Distribution Dates.

         "Value": With respect to any Mortgaged Property, the lesser of (i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC, and
(b) the value thereof as determined by a review appraisal conducted by the Mortgage Loan Originator in the event any such review appraisal determines an appraised value ten percent or more lower than the value thereof as determined by the appraisal referred to in clause (i)(a) above and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC and (2) the value thereof as determined by a review appraisal conducted by the Mortgage Loan Originator in the event any such review appraisal determines an appraised value ten percent or more lower than the value thereof as determined by the appraisal referred to in clause (ii)(1) above.

         "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. The percentage of the voting rights allocated among Holders of the Offered Certificates will be 97%; the percentage of the voting rights allocated among the Holders of the Class X Certificate will be 2%; and the percentage of the voting rights allocated among the Holders of the Class R Certificates will be 1%. The Voting Rights allocated to each Class of Certificates will be allocated among all Holders of each such Class in proportion to the outstanding Certificate Principal Balance (or Percentage Interest) of such Certificates as of the most recent Distribution Date.

         "Weighted Average Net Mortgage Rate": The weighted average (by Scheduled Principal Balance) of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related Interest Accrual Period.


                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

         SECTION 2.01. Conveyance of Mortgage Loans.

              (a) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Mortgage Loan Purchase Agreement (other than the rights under Section 17 thereof), and all other assets included or to be included in the Trust Fund. Such assignment includes all interest and all principal received by the Depositor or the Servicer after the Cut-off Date with respect to the Mortgage Loans (other than payments due on or before the Cut-off Date). All remaining interest due and received on the Mortgage Loans with respect to the first Collection Period shall be remitted by the Servicer to the Mortgage Loan Originator.

         In connection with such transfer and assignment, the Depositor will cause the Mortgage Loan Originator to deliver to, and deposit with, the Trustee the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

                           (i) the original Mortgage Note, endorsed in the
                  following form: "Pay to the order of The Chase Manhattan Bank, as Trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Series 2000-FF1, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

                           (ii) the original Mortgage with evidence of
                  recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified by the Mortgage Loan Originator to be a true and complete copy of the original submitted for recording with the recorded original to be delivered by the Mortgage Loan Originator to the Trustee within 120 days of the Closing Date;

                           (iii) an original Assignment of the Mortgage
                  executed in the following form: "The Chase Manhattan Bank, as Trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Series 2000-FF1";

                           (iv) the original recorded Assignment or
                  Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii) or, if any such Assignment has been submitted for recording but has not been returned from the applicable public recording office or is not otherwise available, a copy of such Assignment certified by the Mortgage Loan Originator to be a true and complete copy of the original submitted for recording with the recorded original to be delivered by the Mortgage Loan Originator to the Trustee within 120 days of the Closing Date;

                           (v) the original or copies of each assumption,
                  modification, written assurance or substitution agreement, if any; and

                           (vi) the original lender's title insurance policy,
                  together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company with the original title policy to be delivered by the Mortgage Loan Originator to the Trustee within 120 days of the Closing Date.

              (b) The Depositor shall cause the Mortgage Loan Originator to promptly (and in no event later than five Business Days following the Closing
Date) submit or cause to be submitted for recording, at no expense to the Trust Fund or the Trustee, in the appropriate public office for real property records, each Assignment referred to in Sections 2.01(iii) and (iv) above. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Depositor shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

              (c) If any original Mortgage Note referred to in Section 2.01(i) cannot be located, the obligations of the Depositor to cause the Mortgage Loan Originator to deliver such documents shall be deemed to be satisfied upon delivery to the Trustee of a photocopy of the original of such Mortgage Note, with a Lost Note Affidavit to follow within one Business Day. If any of the documents referred to in Sections 2.01(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) such public recording office has retained the original of such document, the obligations of the Depositor to cause the Mortgage Loan Originator to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee of a copy of each such document certified by the Mortgage Loan Originator in the case of
(x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Mortgage Loan Originator, delivery to the Trustee promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. Notice shall be provided to the Trustee and the Rating Agencies by the Mortgage Loan Originator if delivery pursuant to clause (2) above will be made more than 180 days after the Closing Date. If the original lender's title insurance policy was not delivered pursuant to Section 2.01(vi) above, the Depositor shall cause the Mortgage Loan Originator to deliver to the Trustee, promptly after receipt thereof, the original lender's title insurance policy. The Depositor shall cause the Mortgage Loan Originator to deliver to the Trustee promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

              (d) All original documents relating to the Mortgage Loans that are not delivered to the Trustee are and shall be held by or on behalf of the Mortgage Loan Originator, the Depositor or the Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee. Any such original document delivered to or held by the Depositor or the Mortgage Loan Originator that is not required pursuant to the terms of this Section to be a part of a Mortgage File, shall be delivered promptly to the Servicer.

              (e) The Depositor herewith delivers to the Trustee an executed copy of the Mortgage Loan Purchase Agreement.

              SECTION 2.02. Acceptance by Trustee.

              (a) Subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, the Trustee acknowledges receipt of the documents referred to in Section 2.01(a) (other than such documents described in Section 2.01(a)(v)) above and all other assets included in the definition of "Trust Fund" (to the extent of amounts deposited into the Distribution Account) and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Fund" in trust for the exclusive use and benefit of all present and future Certificateholders.

              (b) The Trustee agrees, for the benefit of the Certificateholders, to review each Mortgage File within 30 days after the Closing Date and to certify in substantially the form attached hereto as Exhibit B-1 (with any applicable exceptions noted thereon) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan which has been certified as having been paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(a)(v)) required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (1) through (3), (6), (9), (10), (12),
(14), (15), (17), (18) and (19) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee was under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or
(ii) to determine whether any Mortgage File should include any of the documents specified in clause (v) of Section 2.01(a).

              (c) Prior to the first anniversary date of this Agreement the Trustee shall deliver to the Depositor and the Servicer a final certification in the form annexed hereto as Exhibit B-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

              (d) If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee shall so notify the Depositor and the Servicer. In addition, upon the discovery by the Depositor, the Servicer or the Trustee of a breach of any of the representations and warranties made by the Mortgage Loan Originator in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. In performing any such review pursuant to this Section 2.02, the Trustee may rely on the Depositor as to the purported genuineness of any such document and any signature thereon. The Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

              SECTION 2.03. Repurchase or Substitution of Mortgage Loans
                            by the Mortgage Loan Originator.

              (a) Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Mortgage Loan Originator of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, the Trustee shall promptly notify the Mortgage Loan Originator, the Servicer and the Depositor of such defect, missing document or breach and request that the Mortgage Loan Originator deliver such missing document or cure such defect or breach within 60 days from the date the Mortgage Loan Originator was notified of such missing document, defect or breach, and if the Mortgage Loan Originator does not deliver such missing document or cure such defect or breach in all material respects during such period, the Servicer shall enforce the Mortgage Loan Originator's obligation under the Mortgage Loan Purchase Agreement (i) in connection with any such breach that could not reasonably have been cured within such 60 day period, if the Mortgage Loan Originator shall have commenced to cure such breach within such 60 day period, to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Mortgage Loan Purchase Agreement and (ii) in connection with any such breach (subject to clause (i) above) or in connection with any missing document or defect, to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price within 120 days after the date on which the Mortgage Loan Originator was notified (subject to Section 2.03(e)) of such missing document, defect or breach, if and to the extent that the Mortgage Loan Originator is obligated to do so under the Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account and the Trustee, upon receipt of written certification from the Servicer of such deposit, shall release the related Mortgage File to the Mortgage Loan Originator and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Mortgage Loan Originator shall furnish to it and as shall be necessary to vest in the Mortgage Loan Originator any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the Mortgage Loan Purchase Agreement, the Mortgage Loan Originator may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). It is understood and agreed that the obligation of the Mortgage Loan Originator to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

              (b) [Reserved]

              (c) [Reserved]

              (d) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a), must be effected prior to the date which is two years after the Startup Day for the Trust Fund.

         As to any Deleted Mortgage Loan for which the Mortgage Loan Originator substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Mortgage Loan Originator delivering to the Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Trustee shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in Section 2.02 and deliver to the Depositor and the Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit B-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver to the Depositor and the Servicer a certification substantially in the form of Exhibit B-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Mortgage Loan Originator. For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the Collection Period preceding the month of substitution and the Mortgage Loan Originator shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Mortgage Loan Originator shall provide the Servicer with the information required to amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Servicer shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Mortgage Loan Originator, the Mortgage Loan Purchase Agreement, including, in the case of a substitution effected by the Mortgage Loan Originator all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement as of the date of substitution.

         For any month in which the Mortgage Loan Originator substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate, as to each such Qualified Substitute Mortgage Loan, of the Stated Principal Balance thereof as of the related Cut-Off Date, together with one month's interest on such principal balance at the applicable Mortgage Rate. On the date of such substitution, the Mortgage Loan Originator will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release to the Mortgage Loan Originator the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Mortgage Loan Originator shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

         In addition, the Mortgage Loan Originator shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any REMIC created hereunder, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code, or (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

              (e) Upon discovery by the Depositor, the Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Mortgage Loan Originator shall repurchase or, subject to the limitations set forth in Section 2.03(d), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in Sections 2.03(a). The Trustee shall reconvey to the Mortgage Loan Originator the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

              SECTION 2.04. Representations and Warranties of the
                            Depositor.

              (a) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date the assignment of the Depositor's rights, but none of its obligations, under the Mortgage Loan Purchase Agreement is valid, enforceable and effective to permit the Trustee to enforce the obligations of the Mortgage Loan Originator thereunder.

              (b) It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment.

              Upon discovery by any of the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties, and in no event later than two Business Days from the date of such discovery.

              SECTION 2.05. Representations, Warranties and Covenants of
                            the Servicer.

              (a) The Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee, the Certificateholders and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

                           (i) The Servicer is duly organized, validly
                  existing and in good standing as a limited partnership under the laws of the State of Delaware and is and will remain duly licensed under and in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement;

                           (ii) The Servicer has the full power and authority
                  to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Depositor, and the Trustee, constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

                           (iii) The execution and delivery of this Agreement
                  by the Servicer and the performance of and compliance with the terms of this Agreement will not (a) violate the Servicer's limited partnership agreement or any law, rule, regulation, order, judgment, award, administrative interpretation, injunction, writ, decree or the like affecting the Servicer or by which the Servicer is bound or
                  (b) result in a breach of or constitute a default under any indenture or other material agreement to which the Servicer is a party or by which the Servicer is bound, which in the case of either clause (a) or (b) will have a material adverse effect on the Servicer's ability to perform its obligations under this Agreement;

                           (iv) The Servicer is an approved servicer for FHLMC
                  or FNMA in good standing and is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act; no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with FHLMC or FNMA or HUD eligibility requirements or which would require notification to FHLMC or FNMA or HUD;

                           (v) The Servicer does not believe, nor does it have
                  any reason or cause to believe, that it cannot perform each and every covenant of it contained in this Agreement;

                           (vi) With respect to each Mortgage Loan, the
                  Servicer is, or will be within 30 days of the Closing Date, in possession of a complete mortgage file, except for such documents as have been delivered to the Trustee. To the extent the Servicer is not in possession of a complete mortgage file within 30 days of the Closing Date, the Servicer shall so notify the Trustee;

                           (vii) There are no actions or proceedings against,
                  investigations known to it of, the Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or validity or enforceability of, this Agreement; and

                           (viii) No consent, approval, authorization or order
                  of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 (c) shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, the Depositor and the Certificateholders. Upon discovery by any of the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Trustee.

              SECTION 2.06. Issuance of Certificates.

         The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations. The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund.

              Section 2.07. Sale and Conveyance of the Subsequent
                            Mortgage Loans.

              [Reserved].


                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF THE TRUST FUND

              SECTION 3.01. Servicer to Act as Servicer.

         The Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

                           (i) any relationship that the Servicer or any
                  Affiliate of the Servicer may have with the related
                  Mortgagor;

                           (ii) the ownership of any Certificate by the
                  Servicer or any Affiliate of the Servicer;

                           (iii) the Servicer's obligation to make Advances or
                  Servicing Advances; or

                           (iv) the Servicer's right to receive compensation
                  for its services hereunder or with respect to any particular transaction.

To the extent consistent with the foregoing, the Servicer shall also seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer in its own name is hereby authorized and empowered by the Trustee when the Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, and upon notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee and Certificateholders. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.17, the Trustee shall execute, at the written request of the Servicer, and furnish to the Servicer any special or limited powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder and the Trustee shall not be liable for the actions of the Servicer under such powers of attorney.

         In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. Any cost incurred by the Servicer in effecting the payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating the Stated Principal Balance of a Mortgage Loan or distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

         Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a Mortgage Loan and the Servicer shall not, except as provided in Section 3.07, permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan or any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any of the REMICs created hereunder to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

         Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full of a Mortgage Loan, the Servicer may not waive any Prepayment Premium or portion thereof required by the terms of the related Mortgage Note unless (i) the Servicer determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Premium, or (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or
(2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law. In the event of a Principal Prepayment in full with respect to any Mortgage Loan, the Servicer shall deliver to the Trustee an Officer's Certificate substantially in the form of Exhibit J no later than the third Business Day following the immediately succeeding Determination Date with a copy to the Class X Certificateholder. If the Servicer has waived all or a portion of a Prepayment Premium relating to a Principal Prepayment in full, other than as provided above, the Servicer shall, within 90 days of the date on which the Principal Prepayment in full is remitted to the Trustee, deposit the amount of such Prepayment Premium (or such portion thereof as had been waived) into the Collection Account for distribution in accordance with the terms of this Agreement.

         With respect to each Mortgage Loan which is the subject of a Principal Prepayment in full, the Trustee shall verify whether such Mortgage Loan was identified on the Mortgage Loan Schedule as being subject to a Prepayment Premium and, if such Mortgage Loan is so identified, whether the amount of the Prepayment Premium remitted by the Servicer (including any amounts to be remitted by the Servicer pursuant to the last sentence of the preceding paragraph), if any, is consistent with the amount of the Prepayment Premium set forth in the Mortgage Loan Schedule. In the event that the Trustee determines that a Prepayment Premium received with respect to a Principal Prepayment in full is inconsistent with the Prepayment Premium set forth in the Mortgage Loan Schedule for the related Mortgage Loan and such inconsistency results in the receipt of a reduced Prepayment Premium, the Trustee shall provide notice to the Mortgage Loan Originator of such inconsistency. Within 90 days of the end of each calendar quarter, the Mortgage Loan Originator shall remit to the Trustee for deposit in the Distribution Account an amount equal to the difference between the amount of the Prepayment Premiums received by the Trustee during such quarter and the amount of the Prepayment Premiums determined in accordance with the description thereof set forth in the Mortgage Loan Schedule for the related Mortgage Loans.

         The Trustee shall prepare and deliver to the Depositor and the owner of the Class X Certificate, on a monthly basis, a statement substantially in the form of Exhibit K setting forth the amounts due and received with respect to Prepayment Premiums.

         The Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Servicer from the responsibilities or liabilities arising under this Agreement.

         SECTION 3.02. Sub-Servicing Agreements Between Servicer and
                       Sub-Servicers.

         The Servicer may arrange for the subservicing of any Mortgage Loan by a subservicer (each, a "Subservicer") pursuant to a subservicing agreement (each, a "Subservicing Agreement"); provided that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a subservicer or reference to actions taken through a Servicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. Every subservicing agreement entered into by the Servicer shall contain a provision giving the successor Servicer the option to terminate such agreement in the event a successor Servicer is appointed. All actions of each subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.

         For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a subservicer regardless of whether such payments are remitted by the subservicer to the Servicer.

         SECTION 3.03. Successor Sub-Servicers.

         The Servicer shall be entitled to terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 8.03.

         SECTION 3.04. No Contractual Relationship Between Sub-Servicer,
                       Trustee or the Certificateholders.

         Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Section 3.05.

         SECTION 3.05. Assumption or Termination of Sub-Servicing Agreement
                       by Trustee.

         In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Trustee pursuant to Section 7.02 or another successor Servicer, it is understood and agreed that the Servicer's rights and obligations under any Sub-Servicing Agreement then in force between the Servicer and a Sub-Servicer shall be assumed simultaneously by the Trustee or another successor Servicer without act or deed on part of the Trustee; provided, however, that the Trustee (if acting as successor Servicer) or any other successor Servicer may terminate the Sub-Servicer.

         The Servicer shall, upon the reasonable request of the Trustee, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the disorderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

         SECTION 3.06. [RESERVED]

         SECTION 3.07. Collection of Certain Mortgage Loan Payments.

         The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, if applicable, penalty interest or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 90 days, extend the due dates for Monthly Payments due on a Mortgage Loan for a period of not greater than 180 days; provided that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section 3.01 may waive, modify or vary any term of such Mortgage Loan (including modifications that change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action).

         SECTION 3.08. [RESERVED]

         SECTION 3.09. Collection of Taxes, Assessments and Similar Items;
                       Servicing Accounts.

         The Servicer shall establish and maintain one or more accounts (the "Servicing Accounts"), into which all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, hazard insurance premiums, and comparable items for the account of the Mortgagors ("Escrow Payments") shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. The Servicer shall deposit in the Servicing Accounts on a daily basis and in no event later than the second Business Day after receipt, and retain therein, all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting the timely payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Servicer out of related collections for any Servicing Advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of the Servicer's obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article X. As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. Notwithstanding the foregoing, the Servicer shall not be obligated to collect Escrow Payments if the related Mortgage Loan does not require such payments but the Servicer shall nevertheless be obligated to make Servicing Advances as provided in Section 3.01.

         SECTION 3.10. Collection Account and Distribution Account.

              (a) On behalf of the Trust Fund, the Servicer shall establish and maintain one or more accounts (such account or accounts, the "Collection Account"), held in trust for the benefit of the Trustee and the Certificateholders. On behalf of the Trust Fund, the Servicer shall deposit or cause to be deposited in the Collection Account on a daily basis and in no event later than two Business Days after receipt, as and when received or as otherwise required hereunder, the following payments and collections received or made by it on or subsequent to the Cut-off Date:

                           (i) all payments on account of principal, including
                  Principal Prepayments, on the Mortgage Loans;

                           (ii) all payments on account of interest (net of
                  the related Servicing Fee) on each Mortgage Loan;

                           (iii) all Insurance Proceeds and Liquidation
                  Proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid by the Servicer in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 10.01);

                           (iv) any amounts required to be deposited pursuant
                  to Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account and the Distribution Account;

                           (v) any amounts required to be deposited by the
                  Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;

                           (vi) any Purchase Price or Substitution Shortfall
                  Amount delivered to the Servicer; and

                           (vii) any Prepayment Premiums.

         The foregoing requirements for deposit in the Collection Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, Prepayment Excess, prepayment charges that are not Prepayment Premiums, assumption fees or other similar fees need not be deposited by the Servicer in the Collection Account. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

              (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Certificateholders. On behalf of the Trust Fund, the Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account on or before 5:00 p.m. New York time (i) on the Servicer Remittance Date, that portion of the Total Distribution Amount for the related Distribution Date then on deposit in the Collection Account, and (ii) on each Business Day as of the commencement of which the balance on deposit in the Collection Account exceeds $75,000 following any withdrawals pursuant to the next succeeding sentence, the amount of such excess, but only if the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account." If the balance on deposit in the Collection Account exceeds $75,000 as of the commencement of business on any Business Day and the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account," the Servicer shall, on or before 5:00 p.m. New York time on such Business Day, withdraw from the Collection Account any and all amounts payable or reimbursable to the Depositor, the Servicer, the Trustee or the Mortgage Loan Originator pursuant to Section 3.11 and shall pay such amounts to the Persons entitled thereto.

              (c) Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Servicer shall give notice to the Trustee of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Servicer and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

              (d) Funds held in the Collection Account at any time may be delivered by the Servicer in immediately available funds to the Trustee for deposit in the Distribution Account. In the event the Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer shall deliver to the Trustee from time to time for deposit in the Distribution Account the amounts set forth in clauses (i) through (vi) below:

               i.   any Advances, as required pursuant to Section 4.03;

               ii. any amounts required to be deposited pursuant to Section 3.16(c) in connection with the purchase of any Mortgage Loan;

               iii. any amounts required to be deposited pursuant to Section
                    3.23(d) or (f) in connection with any REO Property;

               iv. any amounts to be paid in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 10.01;

               v.   any amounts required to be deposited pursuant to Section
                    3.24 in connection with any Prepayment Interest
                    Shortfalls;

               vi. any Stayed Funds, as soon as permitted by the federal bankruptcy court having jurisdiction in such matters; and

               vii. any amounts required to be deposited in connection with the waiver of any Prepayment Premium pursuant to Section
                    3.01.

              (e) Promptly upon receipt of any Stayed Funds, whether from the Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trustee shall deposit such funds in the Distribution Account, subject to withdrawal thereof pursuant to Section 7.02(b) or as otherwise permitted hereunder. In addition, the Trustee shall deposit in the Distribution Account any amounts required to be deposited pursuant to Section
3.12 in connection with losses realized on Permitted Investments with respect to funds held in the Distribution Account.

         SECTION 3.11. Withdrawals from the Collection Account and Distribution Account.

         The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in
Section 4.03:

                           (i) to remit to the Trustee for deposit in the
                  Distribution Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

                           (ii) subject to Section 3.16(d), to reimburse the
                  Servicer for Advances, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments on Mortgage Loans with respect to which such Advances were made in accordance with the provisions of Section 4.03;

                           (iii) subject to Section 3.16(d), to pay the
                  Servicer any unpaid Servicing Fees and reimburse the Servicer any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan;

                           (iv) to pay to the Servicer as servicing
                  compensation (in addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

                           (v) to pay to the Servicer, the Depositor or the
                  Mortgage Loan Originator, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or Section 3.16(c) all amounts received thereon not included in the Purchase Price or the Substitution Shortfall Amount;

                           (vi) to reimburse the Servicer for any Advance or
                  Servicing Advance previously made which the Servicer, as applicable, has determined to be a Nonrecoverable Advance in accordance with the provisions of Section 4.03;

                           (vii) to reimburse the Servicer, or the Depositor
                  for expenses incurred by or reimbursable to the Servicer, or the Depositor, as the case may be, pursuant to Section 6.03;

                           (viii) to reimburse the Servicer, or the Trustee,
                  as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section 2.03 or Section 2.04 of this Agreement that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;

                           (ix) to pay, or to reimburse the Servicer for
                  advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b); and

                           (x) to clear and terminate the Collection Account
                  pursuant to Section 10.01.

         The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (iv), (v), (vi), (viii) and (ix) above. The Servicer shall provide written notification to the Trustee, on or prior to the next succeeding Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclauses (vi) and (vii) above.

         The Trustee shall withdraw from the Distribution Account and reimburse the Servicer on each Distribution Date any interest or investment income earned on funds deposited in the Distribution Account.

         SECTION  3.12. Investment of Funds in the Investment Accounts.

              (a) The Servicer may direct, by means of written directions (which may be standing directions), any depository institution maintaining the Collection Account and the Trustee may direct any depository institution maintaining the Distribution Account (each, for purposes of this Section 3.12, an "Investment Account"), to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall be entitled to sole possession over each such investment and the income thereon (except with respect to investment direction of funds held in the Collection Account), and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall at the direction of the Servicer:

                  (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

              (b) All income and gain realized from the investment of funds in the Collection Account shall be for the benefit of the Servicer. The Servicer shall deposit in the Collection Account the amount of any loss incurred in respect of any such Permitted Investment made with funds in such account immediately upon realization of such loss. All income and gain realized from the investment of funds in the Distribution Account shall be for the benefit of the Trustee. The Trustee shall deposit in the Distribution Account the amount of any loss incurred on Permitted Investments in the Distribution Account.

              (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(v), shall, at the written direction of the Servicer, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

              SECTION 3.13. [intentionally omitted]

              SECTION 3.14. Maintenance of Hazard Insurance and Errors
                            and Omissions and Fidelity Coverage.

              (a) The Servicer shall cause to be maintained for each Mortgaged Property fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of the current principal balance of such Mortgage Loan and the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained fire and hazard insurance on each REO Property with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.23, if received in respect of an REO Property. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:X or better in Best's Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

              (b) The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of its respective obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans, unless the Servicer, has obtained a waiver of such requirements from FNMA or FHLMC. The Servicer shall each also maintain a fidelity bond in the form and amount that would meet the requirements of FNMA or FHLMC, unless the Servicer, has obtained a waiver of such requirements from FNMA or FHLMC. The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer, has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee.

              SECTION 3.15. Enforcement of Due-On-Sale Clauses;
                            Assumption Agreements.

         The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that the Servicer shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the then current underwriting criteria of the Servicer for mortgage loans similar to the Mortgage Loans. In connection with any assumption or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by the Servicer in respect of an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the executed original of such substitution or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.15, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

              SECTION 3.16. Realization Upon Defaulted Mortgage Loans.

              (a) The Servicer shall use its best efforts, consistent with the servicing standard set forth in Section 3.01, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in Section 3.11 and 3.23. The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

              (b) Notwithstanding the foregoing provisions of this Section
3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not, on behalf of the Trustee, either
(i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee or the Certificateholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined and received the consent of the Class X Certificateholder, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                           (1) such Mortgaged Property is in compliance with
                  applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                           (2) there are no circumstances present at such
                  Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

         The cost of the environmental audit report contemplated by this
Section 3.16 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in
Section 3.11(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

         If the Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of such Trust Fund. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

              (c) The Servicer shall have the right to purchase from the Trust Fund any defaulted Mortgage Loan that is 60 days or more delinquent at a price equal to the Purchase Price. The Servicer shall not use any procedure in selecting Mortgage Loans to be repurchased hereunder which is materially adverse to the interests of the Certificateholders. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Servicer of such deposit, shall release or cause to be released to the Servicer, as applicable, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Servicer shall furnish and as shall be necessary to vest in the Servicer, as applicable, title to any Mortgage Loan released pursuant hereto.

              (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Advances, pursuant to Section 3.11(ii) or (iii); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Servicer as follows: first, concurrently and on a pro rata basis to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer pursuant to Section 3.11(iii). The portion of the recovery allocated to interest (net of unpaid Servicing Fees) and the portion of the recovery allocated to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Servicer for any related unreimbursed Advances in accordance with Section 3.11(ii) and any other amounts reimbursable to the Servicer pursuant to Section 3.11, and second, as part of the amounts to be transferred to the Distribution Account in accordance with Section 3.10(b).

              SECTION 3.17. Trustee to Cooperate; Release of Mortgage
                            Files.

         Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will notify the Trustee by a certification in the form of Exhibit D-2 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Distribution Account.

         From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a Request for Release in the form of Exhibit D-l, release the related Mortgage File to the Servicer, and the Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer of the Servicer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer of the Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee to the Servicer.

         Upon written certification of a Servicing Officer of the Servicer, the Trustee shall execute and deliver to the Servicer, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

              SECTION 3.18. Servicing Compensation.

         As compensation for the activities of the Servicer, hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.24. In addition, the Servicer shall be entitled to recover unpaid Servicing Fees out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.11(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23. The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement to the extent permitted herein. The Servicer shall also be entitled to receive the Special Servicer Fee, payable in accordance with Section 4.01.

         Additional servicing compensation in the form of assumption fees, late payment charges, Prepayment Excess, prepayment charges (other than Prepayment Premiums) and other miscellaneous fees shall be retained by the Servicer (subject to Section 3.24) only to the extent such fees or charges are received by the Servicer. The Servicer shall also be entitled pursuant to
Section 3.11(iv) to withdraw from the Collection Account and pursuant to
Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to
Section 3.12 and Section 3.24. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors) and shall not be entitled to reimbursement therefor except as specifically provided herein.

              SECTION 3.19. Reports to the Trustee; Collection Account
                            Statements.

         Not later than fifteen days after each Distribution Date, the Servicer shall forward to the Trustee and the Depositor a statement prepared by the institution at which the Collection Account is maintained setting forth the status of the Collection Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in Section 3.10(a) and each category of withdrawal specified in Section 3.11. Copies of such statement shall be provided by the Trustee to any Certificateholder and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Trustee.

              SECTION 3.20. Statement as to Compliance.

         The Servicer will deliver to, the Trustee and the Depositor not later than 120 days following the end of each fiscal year, commencing in 2001, of the Servicer, which as of the Closing Date ends on the last day in December, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of any such statement shall be provided by the Trustee to any Certificateholder and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Trustee.

              SECTION 3.21. Independent Public Accountants' Servicing
                            Report.

         Not later than 120 days following the end of each fiscal year, commencing in 2001, of the Servicer, the Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and
(ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, the Servicer shall furnish a copy of such report to the Trustee and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided that such statement is delivered by the Servicer to the Trustee.

              SECTION 3.22. Access to Certain Documentation.

         The Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the documentation regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. In addition, access to the documentation regarding the Mortgage Loans will be provided to any Certificateholder, the Trustee and to any Person identified to the Servicer, as a prospective transferee of a Certificate, upon reasonable request during normal business hours at the offices of the Servicer designated by it at the expense of the Person requesting such access.

              SECTION 3.23. Title, Management and Disposition of REO
                            Property.

              (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, on behalf of the Certificateholders. The Servicer, on behalf of the Trust Fund, shall either sell any REO Property by the close of the third calendar year following the calendar year in which the Trust Fund acquires ownership of such REO Property for purposes of Section 860(a)(8) of the Code or request from the Internal Revenue Service, more than 60 days before the day on which the three-year grace period would otherwise expire an extension of the three-year grace period, unless the Servicer had delivered to the Trustee an Opinion of Counsel, addressed to the Trustee and the Depositor, to the effect that the holding by the Trust Fund of such REO Property subsequent to three years after its acquisition will not result in the imposition on any REMIC created hereunder of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause any REMIC hereunder to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

              (b) The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to REO Properties an account held in trust for the Trustee for the benefit of the Certificateholders (the "REO Account"), which shall be an Eligible Account. The Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

              (c) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its Affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of Certificateholders. In connection therewith, the Servicer shall deposit, or cause to be deposited, on a daily basis in the REO Account all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

                           (i) all insurance premiums due and payable in
                  respect of such REO Property;

                           (ii) all real estate taxes and assessments in
                  respect of such REO Property that may result in the imposition of a lien thereon; and

                           (iii) all costs and expenses necessary to maintain
                  such REO Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if the Servicer owned the REO Property and if in the Servicer's judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

         Notwithstanding the foregoing, the Servicer shall not:

                           (i) permit the Trust Fund to enter into, renew or
                  extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

                           (ii) permit any amount to be received or accrued
                  under any New Lease other than amounts that will constitute Rents from Real Property;

                           (iii) authorize or permit any construction on any
                  REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of
                  Section 856(e)(4)(B) of the Code; or

                           (iv) allow any Person to Directly Operate any REO
                  Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the Servicer has obtained an Opinion of Counsel, provided to the Servicer and the Trustee, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

         The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                           (i) the terms and conditions of any such contract
                  shall not be inconsistent herewith;

                           (ii) any such contract shall require, or shall be
                  administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

                           (iii) none of the provisions of this Section
                  3.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

                           (iv) the Servicer shall be obligated with respect
                  thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer's compensation pursuant to Section 3.18 is sufficient to pay such fees.

              (d) In addition to the withdrawals permitted under Section 3.23(c), the Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself for unreimbursed Servicing Advances and Advances made in respect of such REO Property or the related Mortgage Loan. On the Servicer Remittance Date, the Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 4.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

              (e) Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities.

              (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Servicer as provided above, shall be deposited in the Distribution Account in accordance with
Section 3.10(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 4.01. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

              (g) The Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

              SECTION 3.24. Obligations of the Servicer in Respect of
                            Prepayment Interest Shortfalls.

         The Servicer shall deliver to the Trustee for deposit into the Distribution Account on or before 5:00 p.m. New York time on the Servicer Remittance Date from its own funds an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting solely from Principal Prepayments received by the Servicer during the related Collection Period and (ii) 50% of its aggregate Servicing Fee for the most recently ended Collection Period. The Servicer shall not have the right to reimbursement for any amounts remitted to the Trustee in respect of Compensating Interest. The Servicer shall not be obligated to pay Compensating Interest with respect to Relief Act Interest Shortfalls.

              SECTION 3.25. [Reserved].

              SECTION 3.26. Obligations of the Servicer in Respect of
                            Mortgage Rates and Monthly Payments.

         In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Depositor and any successor servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement.


                                  ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

              SECTION 4.01. Distributions.

              (a) On each Distribution Date, based solely on the Remittance Report, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw from the Distribution Account to the extent funds are available therein the Total Distribution Amount for such date, shall allocate such amount to the interests issued in respect of REMIC 1 and REMIC 2, and shall distribute such amount as specified in this Section; provided, however, that on each Distribution Date, the Trustee shall first distribute the Prepayment Premiums received during the related Collection Period to the Class X Certificateholder as described in clause (d) below . Such distributions shall be made by check mailed to each Certificateholder's address as it appears on the Certificate Register of the Certificate Registrar (which shall initially be the Trustee) or, upon written request made to the Trustee at least three Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $2,500,000, or, in the case of a Class X Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution.

                  The Interest Remittance Amount shall be distributed in the following order of priority:

                           (i) First, to the Trustee, the Trustee Fee and any
                  amounts reimbursable to the Trustee pursuant to Section 11.01(c);

                           (ii) Second, to the Holders of the Class A
                  Certificates, the related Accrued Certificate Interest plus the Class A Carry Forward Amount;

                           (iii) Third, to the extent of the Interest
                  Remittance Amount then remaining, to the Holders of the Class M-1 Certificates, the related Accrued Certificate Interest;

                           (iv) Fourth, to the extent of the Interest
                  Remittance Amount then remaining, to the Holders of the Class M-2 Certificates, the related Accrued Certificate Interest;

                           (v) Fifth, to the extent of the Interest Remittance
                  Amount then remaining, to the Holders of the Class B Certificates, the related Accrued Certificate Interest;

                           (vi) Sixth, the amount, if any, of the Interest
                  Remittance Amount remaining after application of such amount in accordance with the priorities set forth above is the "Monthly Excess Interest Amount" for such Distribution Date and such Monthly Excess Interest Amount will be included as part of the Monthly Excess Cash Flow Amount and shall be applied as set forth in Section 4.01 (c).

              (b) The Principal Remittance Amount for such Distribution Date shall be distributed in the following order of priority:

                  (i) On each Distribution Date (a) before the Stepdown Date or (b) with respect to which a Trigger Event is in effect, Holders of the Class A Certificates will be entitled to receive payment of 100% of the Principal Distribution Amount until the Class Certificate Balance for the Class A Certificates has been reduced to zero.

                  (ii) Notwithstanding the provisions of Section 4.01(b)(i), in the event that, on any Distribution Date on or after the Stepdown Date in which a Trigger Event is in effect: (a), the Holders of the Class A Certificates will be entitled to receive payment of 100% of the Principal Distribution Amount until the Class Certificate Balance of the Class A Certificates has been reduced to zero; (b) thereafter, if the Certificate Principal Balance of the Class A Certificates is reduced to zero, the Holders of the Class M-1 Certificates will be entitled to receive payment of 100% of the Principal Distribution Amount until the Class Certificate Balance of the Class M-1 Certificates has been reduced to zero; (c) thereafter, if the Class M-1 Certificate Principal Balance is reduced to zero, the Holders of the Class M-2 Certificates will be entitled to receive payments of 100% of the Principal Distribution Amount until the Class Certificate Balance of the Class M-2 Certificates has been reduced to zero; (d) if the Class M-2 Certificate Principal Balance is reduced to zero, the Holders of the Class B Certificates will be entitled to receive 100% of the Principal Distribution Amount until the Class Certificate Balance of the Class B Certificates has been reduced to zero; and (e) if the Class B Certificate Principal Balance is reduced to zero, the Holders of the Class X Certificates will be entitled to receive 100% of the Principal Distribution Amount until the Class Certificate Balance of the Class X Certificates has been reduced to zero.

                  (iii) On each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Holders of the Offered Certificates will be entitled to receive payments of principal, in the order of priority, in the amounts set forth below and to the extent of the Principal Distribution Amount as follows:

                            (A) First, the lesser of (x) the Principal
              Distribution Amount and (y) the Class A Principal Distribution amount will be distributed to the Class A Certificates until the Class Certificate Balance thereof has been reduced to zero;

                            (B) Second, the lesser of (x) the excess of (i)
              the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause First above and (y) the Class M-1 Principal Distribution Amount will be distributed to the Class M-1 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

                            (C) Third, the lesser of (x) the excess of (i) the
              Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates in clause First above and the amount distributed to the Class M-1 Certificates in clause Second above and (y) the Class M-2 Principal Distribution Amount will be distributed to the Class M-2 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

                            (D) Fourth, the lesser of (x) the excess of (i)
              the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates pursuant to clause First above, the amount distributed to the Class M-1 Certificates pursuant to clause Second above and the amount distributed to the Class M-2 Certificates pursuant to clause Third above and (y) the Class B Principal Distribution Amount will be distributed to the Class B Certificates, until the Class Certificate Balance thereof has been reduced to zero; and

                            (E) Fifth, any amount of the Principal Remittance
              Amount remaining after making all of the distributions in clauses First, Second, Third, Fourth and Fifth above will be included as part of the Monthly Excess Cashflow Amount and will be applied as set forth in Section 4.01(c).

              (c) On any Distribution Date, Monthly Excess Cashflow Amount is required to be applied in the following order of priority on such Distribution
Date:

                           (i) to fund the Class A Interest Carry Forward
                  Amount, if any;

                           (ii) to fund the Extra Principal Distribution
                  Amount, if any, for such Distribution Date;

                           (iii) to fund the Class M-1 Interest Carry Forward
                  Amount, if any;

                           (iv) to fund the Class M-1 Realized Loss
                  Amortization Amount for such Distribution Date;

                           (v) to fund the Class M-2 Interest Carry Forward
                  Amount, if any.

                           (vi) to fund the Class M-2 Realized Loss
                  Amortization Amount for such Distribution Date;

                           (vii) to fund the Class B Interest Carry Forward
                  Amount, if any;

                           (viii) to fund the Class B Realized Loss
                  Amortization Amount for such Distribution Date;

                           (ix) to the Basis Risk Reserve Fund, and then from
                  the Basis Risk Reserve Fund to the Class A, Class M-1, Class M-2 and Class B Certificates, in that order, from the Basis Risk Reserve Fund, in an amount equal to the unpaid amount of any Basis Risk Shortfall for such date and any Unpaid Basis Risk Shortfall for such date; notwithstanding any provision herein to the contrary, no amounts received in respect of prepayment premiums and penalties shall be distributed in respect of this Section 4.01(c)(ix);

                           (x) to pay to the Servicer all current and due and
                  owing Special Servicer Fees;

                           (xi) to pay any amounts owed to the Trustee
                  pursuant to the indemnification in Section 8.05;

                           (xii) to pay to a successor Servicer or the
                  Trustee, as applicable, any Transition Costs;

                           (xiii) to the Basis Risk Reserve Fund, an amount
                  equal to the Required Reserve Fund Deposit;

                           (xiv) to the Basis Risk Reserve Fund, and then from
                  the Basis Risk Reserve Fund to the Class BB Certificates,
                  (A) an amount equal to one month's interest at the Pass-through Rate for such Class on the Class BB Notional Amount and (B) any remaining Monthly Excess Cashflow Amount to reduce the Class BB Notional Amount, until the Class BB Notional Amount has been reduced to zero;

                           (xv) to the Class X Certificate, the Class X
                  Distributable Amount for such Distribution Date, together with any amounts withdrawn from the Basis Risk Reserve Fund for distribution to the Class X Certificates pursuant to
                  Section 4.08(c) and (d) on such date;

                           (xvi) to the Holders of the Class R Certificates,
                  any amount remaining on such date after application pursuant to clauses (i) through (xiv) above.

         In the case of the distributions described in clauses (ix), (xiii) and (xiv) above, the Trustee shall account for such distributions as having been made first to the Class X Certificates and then paid by the Class X Certificateholders to the Basis Risk Reserve Fund.

              (d) On each Distribution Date, all Prepayment Premiums shall be allocable to the Class X Certificates (but payable to the Class BB Certificateholders for so long as the Class BB Certificates are outstanding) and treated as additional interest distributable with respect to the Class X Certificates on such Distribution Date.

              (e) On each Distribution Date, Net Prepayment Interest Shortfalls shall be allocated ratably among the Class A, Class M-1 and the Class M-2 and Class B Certificates and the Class C Regular Interests in proportion to their rights to receive interest on such Distribution Date, and Prepayment Premiums shall be allocated to the Class X Certificates and treated as additional interest distributable with respect to the Class X Certificates on such Distribution Date. Prepayment Premiums will be deposited in the Basis Risk Reserve Fund to the extent necessary to fulfill the Trust Fund's obligations under Section 4.01(c)(xi) above. Prepayment Premiums will not be deposited in the Basis Risk Reserve Fund to fulfill the Trust Fund's obligations under Sections 4.01(c)(ix) and (x) above.

              (f) Principal payments, Realized Losses and Prepayment Interest Shortfalls not covered by Compensating Interest shall be allocated to the Class T1-1 Interest in the same amount as principal payments, Realized Losses and Net Prepayment Interest Shortfalls are allocated to the Class A Certificates. Principal payments, Realized Losses and Net Prepayment Interest Shortfalls shall be allocated to the Class T1-2 Interest in the same amount as principal payments, Realized Losses and Net Prepayment Interest Shortfalls are allocated to the Class M-1 Certificates. Principal payments, Realized Losses and Net Prepayment Interest Shortfalls shall be allocated to the Class T1-3 Interest in the same amount as principal payments, Realized Losses and Net Prepayment Interest Shortfalls are allocated to the Class M-2 Certificates. Principal payments, Realized Losses and Net Prepayment Interest Shortfalls shall be allocated to the Class T1-4 Interest in the same amount as principal payments, Realized Losses and Net Prepayment Interest Shortfalls are allocated to the Class B Certificates. Principal payments, Realized Losses and Net Prepayment Interest Shortfalls shall be allocated to the Class T1-5 Interest in the same amount as principal payments, Realized Losses and Net Prepayment Interest Shortfalls are allocated to the Class C Interests.

              SECTION 4.02. Statements to Certificateholders.

         On each Distribution Date, based upon information provided to it by the Servicer in the Remittance Report (upon which the Trustee may conclusively rely) and the calculations required to be made by the Trustee, the Trustee shall prepare and forward by mail to each Holder of the Offered Certificates, a statement as to the distributions made on such Distribution Date setting forth:

     1. The amount of the distribution made on such Distribution Date to the Holders of the Class A Certificates allocable to principal and to interest.

     2. The Class A Interest Carry Forward Amount and the Basis Risk Shortfall for such Class and Distribution Date.

     3. The amount of the distribution made on such Distribution Date to the Holders of the Class M-1 Certificates allocable to principal and to interest.

     4. The Class M-1 Interest Carry Forward Amount and the Basis Risk Shortfall for such Class and Distribution Date.

     5.   The Class M-1 Unpaid Realized Loss Amount for such Distribution
          Date.

     6.   The Class M-1 Applied Realized Loss Amount for such Distribution
          Date.

     7. The Class M-1 Applied Realized Loss Amortization Amount for such Distribution Date.

     8. The amount of the distribution made on such Distribution Date to the Holders of the Class M-2 Certificates allocable to principal and to interest.

     9. The Class M-2 Interest Carry Forward Amount and the Basis Risk Shortfall for such Class and Distribution Date.

     10.  The Class M-2 Unpaid Realized Loss Amount for such Distribution
          Date.

     11.  The Class M-2 Applied Realized Loss Amount for such Distribution
          Date.

     12. The Class M-2 Applied Realized Loss Amortization Amount for such Distribution Date.

     13. The amount of the distribution made on such Distribution Date to the Holders of the Class B Certificates allocable to principal and to interest.

     14. The Class B Interest Carry Forward Amount and the Basis Risk Shortfall for such Class and Distribution Date.

     15.  The Class B Unpaid Realized Loss Amount for such Distribution Date.

     16. The amount of the distribution made on such Distribution Date to the Holders of the Class BB Certificates allocable to principal and to interest.

     17. The Class B Applied Realized Amortization Amount for such Distribution Date.

     18.  The Class X Distributable Amount for such Distribution Date.

     19. The Unpaid Realized Loss Amount for each applicable Class of Certificates for such Distribution Date.

     20. The Applied Realized Loss Amount for each applicable Class of Certificates for such Distribution Date.

     21.  The Interest Remittance Amount for such Distribution Date.

     22.  The Principal Remittance Amount for such Distribution Date.

     23.  The Monthly Excess Cash Flow Amount for such Distribution Date.

     24.  The Extra Principal Distribution Flow Amount for such Distribution
          Date.

     25.  The Monthly Excess Interest Amount for such Distribution Date.

     26.  The Targeted Overcollateralization for such Distribution Date.

     27.  The Overcollateralization Amount for such Distribution Date.

     28.  The Overcollateralization Deficiency for such Distribution Date.

     29.  The Overcollateralization Release Amounts for such Distribution
          Date.

     30. The aggregate amount of servicing compensation received by the Servicer during the related Collection Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns

     31.  The aggregate amount of Advances for such Distribution Date.

     32. The aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties at the close of business on such Distribution Date.

     33. The number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date.

     34.  The number and aggregate unpaid principal balance of Mortgage Loans
          (a) 30 days past due, (b) 60 days past due, (c) 90 or more days past due, (d) as to which foreclosure proceedings have been commenced and
          (e) as to which the related Mortgagor has filed for bankruptcy.

     35. With respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan from the Mortgage Loan Schedule, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property.

     36. The book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date.

     37. The aggregate amount of Prepayment Premiums collected during the related Collection Period.

     38. The aggregate amount of Principal Prepayments made during the related Collection Period.

     39. The aggregate amount of Realized Losses incurred during the related Collection Period.

     40. The aggregate amount of Extraordinary Trust Fund Expenses withdrawn from the Collection Account or the Distribution Account for such Distribution Date.

     41. The Class Certificate Balance of each Class of Certificates, after giving effect to the distributions, and allocations of Applied Realized Losses, made on such Distribution Date.

     42. The Certificate Factor for each such Class of Certificates applicable to such Distribution Date.

     43. The aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.24.

     44. The aggregate amount of Relief Act Interest Shortfalls for such Distribution Date.

     45. The Pass-Through Rate applicable for each Class of the Offered Certificates for such Distribution Date and the immediately succeeding Distribution Date.

     46.  The three-month rolling average of 60+ Day Delinquent Loans.

     47. The unpaid principal balance of each Mortgage Loan (a) which has been substituted pursuant to Section 2.03, (b) purchased pursuant to
          Section 2.03, 3.16 or 10.01 or (c) for which a Liquidation Event has occurred.

     48.  Whether a Servicing Termination Trigger has occurred.

     49. The amount on deposit in the Basis Risk Reserve Fund on such Distribution Date after giving effect to distibutions therefrom on such Distribution Date and the amount of any transfer of funds to/from the Basis Risk Reserve Fund.

         In the case of information furnished pursuant to subclauses 1, 3, 8, 13, 16 and 18 above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses 1, 3, 8, 13, 16 and 18 above for the related Certificate as applicable, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee or the Servicer pursuant to any requirements of the Code as from time to time are in force.

         On each Distribution Date, the Trustee shall forward to the Depositor, to each Holder of a Residual Certificate and to the Servicer, a copy of the reports forwarded to each Class of Certificateholder on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates, respectively, on such Distribution Date.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

         On each Distribution Date, the Trustee shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") Cusip Level Factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg. In connection with providing the information specified in this Section 4.02 to Bloomberg, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Servicer, to the extent and in the manner provided in
Section 8.05. The Trustee will also make such reports available each month to each party referred to in this paragraph via the Trustee's website. The Trustee's website can be accessed at http://www.chase.com/sfa or at such other site as the Trustee may designate from time to time. The Trustee may fully rely upon and shall have no liability with respect to information provided by the Servicer.

              SECTION 4.03. Remittance Reports; Advances.

              (a) On the second Business Day following each Determination Date but in no event less than four Business Days prior to the related Distribution Date, the Servicer shall deliver to the Trustee by telecopy (or by such other means as the Servicer and the Trustee may agree from time to time) a Remittance Report with respect to the related Distribution Date. On the same date, the Servicer shall forward to the Trustee by overnight mail or other electronic means as may be agreed to by the Trustee and the Servicer a computer readable magnetic tape or diskette containingthe information set forth in such Remittance Report with respect to the related Distribution Date. Not later than the close of business New York time on the Servicer Remittance Date, the Servicer shall deliver or cause to be delivered to the Trustee in addition to the information provided on the Remittance Report, such other information reasonably available to it with respect to the Mortgage Loans as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.

              (b) The amount of Advances to be made by the Servicer for any Distribution Date shall equal, subject to Section 4.03(d), the sum of (i) the aggregate amount of Monthly Payments (with each interest portion thereof net of, the related Servicing Fee), due during the related Collection Period in respect of the Mortgage Loans, which Monthly Payments were delinquent as of the close of business on the related Servicer Remittance Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Collection Period and as to which REO Property an REO Disposition did not occur during the related Collection Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for the most recently ended calendar month, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.23 for distribution on such Distribution Date.

         On or before 5:00 p.m. New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date from its own funds. The Trustee will provide notice to the Servicer by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Trustee on such date is less than the Advances required to be made by the Servicer for the related Distribution Date.

         In the event that the Servicer fails for any reason to make an Advance required to be made pursuant to Section 4.03 on or before the Servicer Remittance Date, the Trustee shall, on or before the related Distribution Date, deposit in the Distribution Account an amount equal to the excess of (a) Advances required to be made by the Servicer that would have been deposited in such Distribution Account over (b) the amount of any Advances made by the Servicer with respect to such Distribution Date; provided, however, that the Trustee shall be required to make such Advance only if it is not prohibited by law from doing so and it has determined that such Advance would be recoverable from amounts to be received with respect to such Mortgage Loan, including late payments, Liquidation Proceeds, Insurance Proceeds, or otherwise. The Trustee shall be entitled to be reimbursed from the Distribution Account for Advances made by it pursuant to this Section 4.03 as if it were the Servicer.


              (c) The obligation of the Servicer to make such Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

              (d) Notwithstanding anything herein to the contrary, no Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such Advance or Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance or Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Servicer, as applicable, delivered to the Depositor and the Trustee.

              SECTION 4.04. Allocation of Realized Losses.

              (a) Prior to each Determination Date, the Servicer shall determine as to each Mortgage Loan and REO Property: (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the related Collection Period; and (ii) the respective portions of such Realized Losses allocable to interest and allocable to principal. Prior to each Determination Date, the Servicer shall also determine as to each Mortgage Loan: (i) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the related Collection Period; and (ii) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Collection Period. The information described in the two preceding sentences that is to be supplied by the Servicer shall be set forth in the related Remittance Report.

              (b) If, after giving effect to the distribution of the Principal Distribution Amount on any Distribution Date the aggregate Class Certificate Balance of the Offered Certificates exceeds the Pool Principal Balance as of the end of the related Collection Period, such excess will be allocated against the Class B, Class M-2 and Class M-1 Certificates, in that order and until the respective Class Certificate Balances thereof are reduced to zero. Any allocation of such excess in reduction of a Class Certificate Balance is referred to as an "Applied Realized Loss Amount." Any such reduction of a Class Certificate Balance will not be reversed or reinstated. However, on future Distribution Dates, Certificateholders of the related Class may receive amounts in respect of prior reductions in the related Class Certificate Balances as set forth in Section 4.01(c).

All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

              SECTION 4.05. Compliance with Withholding Requirements.

         Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

              SECTION 4.06. [Reserved]

              SECTION 4.07. SEC Reporting.

         Within 15 days after each Distribution Date, the Trustee shall file with the Securities Exchange Commission, via the Electronic Data Gathering and Retrieval System, a Form 8-K with a copy of the statement to Certificateholders for such Distribution Date delivered pursuant to Section
4.02 included as an exhibit thereto. Prior to March 30, 2001, the Trustee shall file a Form 10-K in substance conforming to the Depositor's no-action letter and Form 15D (if applicable) with respect to the Trust Fund. The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such Form 8-K on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. At least one Business Day prior to filing any Form 8-K or Form 10-K pursuant to this Section 4.07, the Trustee shall deliver a copy of such Form 8-K or Form 10-K, as the case may be, to the Depositor.

              SECTION 4.08 Basis Risk Reserve Fund.

              (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the holders of the Class A, Class M-1, Class M-2 and Class B Certificates, the Basis Risk Reserve Fund. The Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

              (b) On each Distribution Date, the Trustee shall transfer the Required Reserve Fund Deposit from the Distribution Account to the Basis Risk Reserve Fund pursuant to Section 4.01(c)(xiii). The Trustee shall make withdrawals from the Basis Risk Reserve Fund to make distributions pursuant to Sections 4.01(c)(ix) and (xiv).

              (c) Funds in the Basis Risk Reserve Fund may be invested in Permitted Investments. Any earnings on such amounts shall be distributed to the Class X Certificate pursuant to Section 4.01(c)(xiv). The Class X Certificate shall evidence ownership of the Basis Risk Reserve Fund for federal income tax purposes and the Holder thereof shall direct the Trustee, in writing, as to investment of amounts on deposit therein.

              (d) Upon termination of the Trust Fund, any amounts remaining in the Basis Risk Reserve Fund shall be distributed to the Class X
Certificateholder pursuant to Section 4.01(c)(xv).

                                   ARTICLE V

                               THE CERTIFICATES

              SECTION 5.01. The Certificates.

              (a) The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in the Trust Fund. At the Closing Date, the Class Certificate Balance of the Offered Certificates will equal 100% of the aggregate principal balance of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date.

         The Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-6. The Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

         Upon original issue, the Certificates shall be executed and delivered by the Trustee and the Trustee shall cause the Certificates to be authenticated by the Certificate Registrar to or upon the order of the Depositor. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Certificate Registrar by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

              (b) Each Class of Offered Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         The Trustee, the Servicer, and the Depositor may for all purposes (including the making of payments due on the Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If (i)(A) the Depositor or the Depository advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicing Termination Event, Certificate Owners representing in the aggregate not less than 51% of the Ownership Interests of the Book-Entry Certificates advise the Trustee through the Depository, in writing, that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Such Definitive Certificates will be issued in minimum denominations of $100,000, except that any beneficial ownership that was represented by a Book-Entry Certificate in an amount less than $100,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Certificate. None of the Depositor, the Servicer or the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

              SECTION 5.02. Registration of Transfer and Exchange of
                            Certificates.

              (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.11 a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee will initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Servicer and the Depositor, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee shall at any time not be the Certificate Registrar, the Trustee shall have and maintain the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

              (b) No transfer of a Class BB Certificate shall be made to a non-United States person and no transfer of any Class BB Certificate, Class X Certificate or Residual Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of a Class BB Certificate, a Class X Certificate or a Residual Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall each require receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the forms attached hereto as Exhibit E; and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration under the 1933 Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor or the Trustee in its capacity as such), together with copies of the written certification(s) of the Certificateholder desiring to effect the transfer and/or such Certificateholder's prospective transferee upon which such Opinion of Counsel is based, if any; provided, however, that no such opinion shall be required in connection with the transfers effected on the Closing Date. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Residual Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect the transfer of a Class BB Certificate, a Class X or a Residual Certificate shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

              (c) No transfer of a Residual Certificate or any interest therein shall be made to (i) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan") or (ii) any Person who is directly or indirectly purchasing the Residual Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the Trustee and the Certificate Registrar are provided with a certification of facts or an Opinion of Counsel which establishes to the satisfaction of each that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause any of the Trustee, the Certificate Registrar or the Servicer to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of its having received the certification of facts or Opinion of Counsel contemplated by the preceding sentence, the Trustee and the Certificate Registrar shall require the prospective transferee of any Residual Certificate to certify either (a) it is not a Plan, (b) that it is neither (i) a Plan nor (ii) a Person who is directly or indirectly purchasing the Residual Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including any insurance company using funds in its general or separate accounts that may constitute "plan assets") or (c) that (i) it is an insurance company and (ii) all of the funds to be used by it to purchase the Certificates to be purchased by it are held in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered by PTCE 95-60.

              (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement" attached hereto as Exhibit E) from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

                  (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                  (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement (in the form attached hereto as Exhibit E) from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit E) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

                  (E) Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder."

                           (ii) The Trustee will register the Transfer of any
                  Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

                           (iii) (A) If any purported Transferee shall become
                  a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this
                  Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                  (B) If any purported Transferee shall become a holder of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself or any Affiliate of the Trustee. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its Affiliates), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                           (iv) The Trustee shall make available to the
                  Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Reasonable compensation for providing such information may be accepted by the Trustee.

                           (v) The provisions of this Section 5.02(d) set
                  forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee at the expense of the party seeking to modify, add to or eliminate any such provision the following:

                           (A) written notification from each Rating Agency to
                  the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

                           (B) an Opinion of Counsel, in form and substance
                  satisfactory to the Trustee, to the effect that such modification of, addition to or elimination of such provisions will not cause any REMIC created hereunder to cease to qualify as a REMIC and will not cause any REMIC created hereunder to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or (y) a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

              (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.11, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

              (f) At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.11. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and cause the Certificate Registrar to authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

              (g) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              (h) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Certificate Registrar in accordance with its customary procedures.

              (i) The Trustee will cause the Certificate Registrar (unless the Trustee is acting as Certificate Registrar) to provide notice to the Trustee of each transfer of a Certificate and to provide the Trustee with an updated copy of the Certificate Register on the first Business Day in January and June of each year, commencing June 2000.

              SECTION 5.03. Mutilated, Destroyed, Lost or Stolen
                            Certificates.

         If (i) any mutilated Certificate is surrendered to the Trustee or the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         If, after the delivery of such replacement Certificate, a bona fide purchaser of the original Certificate in lieu of which such replacement Certificate was issued presents for payment or registration such original Certificate, the Trustee or the Certificate Registrar shall be entitled to recover such replacement Certificate from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Trustee or the Certificate Registrar in connection therewith.

              SECTION 5.04. Persons Deemed Owners.

         The Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

              SECTION 5.05. Certain Available Information.

         The Trustee shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Holder of a Certificate or any Person identified to the Trustee as a prospective transferee of a Certificate, originals or copies of the following items: (A) this Agreement and any amendments hereof entered into pursuant to
Section 12.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section 4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date and (C) all certifications delivered by a Responsible Officer of the Trustee since the Closing Date pursuant to Section 11.01(h). Copies and mailing of any and all of the foregoing items will be available from the Trustee upon request at the expense of the Person requesting the same.


                                  ARTICLE VI

                        THE DEPOSITOR, AND THE SERVICER

              SECTION 6.01. Liability of the Depositor and the Servicer.

         The Depositor and the Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor and the Servicer herein.

              SECTION 6.02. Merger or Consolidation of the Depositor or
                            the Servicer.

         Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and its qualification as an approved conventional seller/servicer for FNMA or FHLMC in good standing. The Depositor and the Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         The Depositor or the Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that (i) the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and (ii) the Rating Agencies' ratings and shadow ratings of the Offered Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

              SECTION 6.03. Limitation on Liability of the Depositor,
                            the Servicer and Others.

         None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such person against any material breach of warranties, representations or covenants made herein, or against any specific liability imposed on the Servicer pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer, and any director, officer, employee or agent of the Depositor, or the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of their respective duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor and the Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, unless the Depositor or the Servicer acts without the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of their respective duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Collection Account.

              SECTION 6.04. Limitation on Resignation of the Servicer .

         Except as otherwise provided herein, the Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Servicer and delivered to the Trustee. No resignation of the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

         Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder. The Trustee and the Depositor hereby specifically
(i) consent to the pledge and assignment by the Servicer of all of the Servicer's right, title and interest in, to and under this Agreement to First Union, for the benefit of certain lenders, and (ii) provided that no Servicing Termination Event exists, agree that upon delivery to the Trustee by First Union of a letter signed by the Servicer whereunder the Servicer shall resign as Servicer under this Agreement, the Trustee shall appoint First Union or its designee as successor Servicer within ten Business Days of receipt of such letter, provided that at the time of such appointment, First Union or such designee meets the requirements of a successor Servicer pursuant to Section 7.02(a) hereof and agrees to be subject to the terms of this Agreement. If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such successor.

              SECTION 6.05. Rights of the Depositor and Others in
                            Respect of the Servicer.

         The Servicer shall afford the Depositor and the Trustee, upon reasonable notice and at the expense of the requesting party, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations. Upon request, the Servicer shall furnish to the Depositor and the Trustee its most recent financial statements and such other information relating to its capacity to perform its obligations under this Agreement it possesses. To the extent such information is not otherwise available to the public, the Depositor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Servicer's written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trustee or the Trust Fund, and in either case, the Depositor or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of the Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer under this Agreement or exercise the rights of the Servicer under this Agreement; provided that the Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer under this Agreement or otherwise.


                                  ARTICLE VII

                                    DEFAULT

              SECTION 7.01. Servicing Termination Events.

         "Servicing Termination Events" wherever used herein, means any one of the following events:

                           (i) any failure by the Servicer to remit to the
                  Trustee for distribution to the Certificateholders any payment (other than a Advance required to be made from its own funds on any Servicer Remittance Date pursuant to
                  Section 4.03) required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor or the Trustee (in which case notice shall be provided by telecopy), or to the Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                           (ii) any failure (other than a failure identified
                  in clause (vi) below) on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 30 days after the earlier of (a) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor or the Trustee, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights and (b) actual knowledge of such failure by a Servicing Officer of the Servicer; or

                           (iii) a decree or order of a court or agency or
                  supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

                           (iv) the Servicer shall consent to the appointment
                  of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                           (v) the Servicer shall admit in writing its
                  inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                           (vi) any failure of the Servicer to make any
                  Advance required to be made from its own funds pursuant to
                  Section 4.03 or failure to make any payment required pursuant to Section 3.24 which continues unremedied until 5:00 p.m. New York time on the Business Day immediately following the date on which such Advance or payment is required to be made; or

                           (vii) a Servicing Termination Trigger has occurred
                  and is continuing.

         Subject to Article IX, if a Servicing Termination Event described in clauses (ii) through (v) of this Section shall occur, then, and in each and every such case, so long as such Servicing Termination Event shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the Servicer, (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Servicer, in its capacity as the Servicer, under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. If a Servicing Termination Event described in clause (i), (vi) or (vii) hereof shall occur, the Trustee shall, by notice in writing to the Servicer, and the Depositor, terminate all of the rights and obligations of the Servicer in its capacity as Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Servicer any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume the Servicer's functions under this Agreement, and to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Trustee for administration by it of all cash amounts which at the time shall be or should have been credited by the Servicer to the Collection Account held by or on behalf of the Servicer, the Distribution Account or any REO Account or Servicing Account held by or on behalf of the Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property serviced by the Servicer (provided, however, that the Servicer, shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination). For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of a Servicing Termination Event (except for clause (vi) above) unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Servicing Termination Event is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

         Furthermore, the Trustee may by written notice to the Servicer, terminate all rights and obligations of the Servicer as and with the effect set forth in the second preceding paragraph, provided the Rating Agencies' ratings of the Offered Certificates in effect immediately prior to such termination will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

              SECTION 7.02. Trustee to Act; Appointment of Successor.

                  On and after the time the Servicer receives a notice of termination, the Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer (except for any representations or warranties of the Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.03(c) and its obligation to deposit amounts in respect of losses pursuant to Section 3.12), by the terms and provisions hereof including, without limitation, the Servicer's obligations to make Advances pursuant to Section 4.03 and to make payments in respect of Prepayment Interest Shortfalls pursuant to Section 3.24; provided, however, that if the Trustee is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Trustee shall not be obligated to make Advances pursuant to Section 4.03; and provided further, that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide information required by Section 7.01 shall not be considered a default by the Trustee as successor to the Servicer hereunder. As compensation therefor, the Trustee shall be entitled to the Servicing Fees and all funds relating to the Mortgage Loans to which the Servicer would have been entitled if it had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if it is prohibited by law from making advances regarding delinquent mortgage loans or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution acceptable to each Rating Agency and having a net worth of not less than $15,000,000, as the successor to the Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement. No appointment of a successor to the Servicer under this Agreement shall be effective until the assumption by the successor of all of the Servicer's responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer as such hereunder. The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to the Servicer under this Agreement, the Trustee shall act in such capacity as hereinabove provided.

                  In the event of a Servicing Termination Event, notwithstanding anything to the contrary above, the Trustee and the Depositor hereby agree that upon termination of the Servicer, the Trustee shall appoint First Union or its designee as successor Servicer, provided that at the time of such appointment, First Union or such designee meets the requirements of a successor servicer set forth above and First Union or such designee agrees to be subject to the terms of this Agreement.

              SECTION 7.03. Notification to Certificateholders.

              (a) Upon any termination of the Servicer pursuant to Section
7.01 above or any appointment of a successor to the Servicer pursuant to
Section 7.02 above, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

              (b) Not later than the later of 60 days after the occurrence of any event which constitutes or which, with notice or lapse of time or both, would constitute a Servicing Termination Event or five Business Days after a Responsible Officer of the Trustee has actual knowledge of the occurrence of such an event, the Trustee shall transmit by mail to all Holders of Certificates notice of each such occurrence, unless such default or Servicing Termination Event shall have been cured or waived.

              SECTION 7.04. Waiver of Servicing Termination Events.

         The Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any default or Servicing Termination Event hereunder may waive such default or Servicing Termination Event; provided, however, that a default or Servicing Termination Event under clause (i) or (vi) of Section 7.01 may be waived only by all of the Holders of the Regular Certificates. Upon any such waiver of a default or Servicing Termination Event, such default or Servicing Termination Event shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Servicing Termination Event or impair any right consequent thereon except to the extent expressly so waived.


                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

              SECTION 8.01. Duties of Trustee.

         The Trustee, prior to the occurrence of a Servicing Termination Event of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Servicing Termination Events which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. During a Servicing Termination Event, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by any party to this Agreement and, provided, further, the Trustee shall not be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own gross negligent action, its own gross negligent failure to act or its own misconduct; provided, however, that:

                           (i) Prior to the occurrence of a Servicing
                  Termination Event of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing of all such Servicing Termination Events which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement;

                           (ii) The Trustee shall not be personally liable for
                  an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

                           (iii) The Trustee shall not be personally liable
                  with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                           (iv) None of the provisions contained in this
                  Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of the Servicer in accordance with the terms of this Agreement; and

                           (v) Subject to the other provisions of this
                  Agreement and without limiting the generality of this
                  Section 8.01, the Trustee shall have no duty (A) to see any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing or any thereof, (B) to see to any insurance, (C) to see the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Certificate Account or (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

         Whether or not expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee is subject to the provisions of this Section.

              SECTION  8.02. Certain Matters Affecting the Trustee.

              (a) Except as otherwise provided in Section 8.01:

                           (i) The Trustee may request and rely upon and shall
                  be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii) The Trustee may consult with counsel and any
                  Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                           (iii) The Trustee shall be under no obligation to
                  exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicing Termination Event (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                           (iv) The Trustee shall not be personally liable for
                  any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                           (v) Prior to the occurrence of a Servicing
                  Termination Event hereunder of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all Servicing Termination Events which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by such Certificateholders, the Trustee may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

                           (vi) The Trustee may execute any of the trusts or
                  powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, or custodians, and the Trustee shall not be responsible for the misconduct or negligence of any agent, attorney or custodian appointed with due care;

                           (vii) The Trustee shall not be personally liable
                  for any loss resulting from the investment of funds held in any Investment Account at the direction of the Servicer pursuant to Section 3.12, or for any loss resulting from the redemption or sale of any such investment as therein authorized;

                           (viii) The Trustee is not required to expend or
                  risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability or the payment of its fees and expenses is not reasonably assured to it;

                           (ix) The Trustee is not required to take notice or
                  deemed to have notice of any Servicing Termination Event hereunder, except Servicing Termination Events under Section 7.01(i) and 7.01(vi) hereof, unless a Responsible Officer of the Trustee has received notice in writing of such Servicing Termination Event from the Depositor or from the Holders of Certificates entitled to at least 25% of the Voting Rights, and in the absence of any such notice, the Trustee may conclusively assume that no such Servicing Termination Event exists;

                           (x) The Trustee is not required to give any bond or
                  surety with respect to the performance of its duties or the exercise of its powers under this Agreement;

                           (xi) In the event the Trustee receives inconsistent
                  or conflicting requests and indemnity from two or more groups of Holders of Certificates, each representing less than a majority in Voting Rights for the Certificates outstanding, the Trustee, shall be entitled to refrain from acting hereunder and its sole obligation shall be to keep safe funds held in the trust accounts until receipt of a written direction signed by each group of Holders of Certificates requesting the Trustee to take action or as otherwise ordered by a court of competent jurisdiction;

                           (xii) The Trustee's immunities and protections from
                  liability and its right compensation in connection with the performance of its duties under this Agreement shall extend to the Trustee's officers, directors, agents and employees, and shall survive the Trustee's resignation or removal and final payment of the Certificates;

                           (xiii) Except for information provided by the
                  Trustee concerning the Trustee, the Trustee shall have no responsibility for any information in any offering memorandum or other disclosure material distributed with respect to the Certificates, and the Trustee shall have no responsibility for compliance with any state or federal securities laws in connection with the Certificates; and

                           (xiv) The right of the Trustee to perform any
                  discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of such act.

              (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, may be enforced against third parties or otherwise, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

              SECTION 8.03. Trustee Not Liable for Certificates or
                            Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Certificate Registrar on the Certificates, the acknowledgments of the Trustee contained in Article II and the representations and warranties of the Trustee in Section 8.12) shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.12) or of the Certificates (other than the signature of the Trustee and authentication of the Certificate Registrar on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer, other than any funds held by or on behalf of the Trustee in accordance with Section 3.10.

              SECTION 8.04. Trustee May Own Certificates.

         The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

              SECTION 8.05. Trustee's Fees and Expenses.

         The Trustee shall be entitled to the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the exercise and performance of any of the powers and duties hereunder. The Trustee shall withdraw from the Distribution Account on each Distribution Date and pay to itself the Trustee Fee. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense (not including the compensation and the expenses and disbursements of any agents, attorneys or custodians by or through which the Trustee has chosen to execute any of the trusts or powers hereunder or perform any of the duties hereunder) incurred by the Trustee arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee pursuant to
Section 11.01(c) or (ii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or as a result of a breach of the Trustee's obligations under
Article XI hereof. In the event the Trustee incurs expenses or renders services in any proceedings which result from the occurrence or continuance of a Servicing Termination Event under Section 7.01(iii), (iv) or (v) hereof, or from the occurrence of any event which, by virtue of the passage of time, would become such a Servicing Termination Event, the expenses so incurred and compensation for services so rendered are intended to constitute expenses of administration under the United States Bankruptcy Code or equivalent law. The Servicer agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising in respect of such Servicer's acts or omissions in connection with this Agreement and the Mortgage Loans serviced by such Servicer to the extent such acts or omissions are not consistent with the performance of the Servicer's obligations under this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee. Any indemnity payment hereunder made by the Servicer to the Trustee shall be from the Servicer's own funds, without reimbursement from the Trust Fund therefor.

              SECTION 8.06. Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a corporation or an association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

              SECTION 8.07. Resignation and Removal of the Trustee.

         The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Servicer and to the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Servicer by the Depositor.

         The Holders of Certificates entitled to at least 51% of the Voting Rights, may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Servicer by the Depositor.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

              SECTION 8.08. Successor Trustee.

         Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements, as well as all moneys, held by it hereunder, and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 and the appointment of such successor trustee shall not result in a downgrading of any Class of Certificates (including any shadow rating thereof) by either Rating Agency, as evidenced by a letter from each Rating Agency.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

              SECTION 8.09. Merger or Consolidation of Trustee.

         Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

              SECTION 8.10. Appointment of Co-Trustee or Separate
                            Trustee.

         Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case a Servicing Termination Event shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the defaulting Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

              SECTION 8.11. Appointment of Office or Agency.

         The Trustee will maintain or appoint an office or agency in the City of New York where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution, and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served.

              SECTION 8.12. Representations and Warranties of the
                            Trustee.

         The Trustee hereby represents and warrants to the Servicer and the Depositor as of the Closing Date, that:

                           (i) The Trustee is a banking corporation duly
                  organized, validly existing and in good standing under the laws of the State of New York.

                           (ii) The execution and delivery of this Agreement
                  by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                           (iii) The Trustee has the full power and authority
                  to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                                  ARTICLE IX

                                  [Reserved]

                                   ARTICLE X

                                  TERMINATION

              SECTION 10.01 Termination Upon Repurchase or Liquidation
                            of All Mortgage Loans.

         Subject to Section 10.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Servicer and the Trustee (other than the obligations of the Servicer to the Trustee pursuant to Section 8.05 and of the Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur (i) the purchase by the Terminator (as defined below) of all Mortgage Loans and each REO Property remaining in the Trust Fund at a price equal to the greater of
(A) the aggregate Purchase Price of all the Mortgage Loans included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, such appraisal to be conducted by an appraiser mutually agreed upon by the Terminator and the Trustee in their reasonable discretion and (B) the aggregate fair market value of all of the assets of the Trust Fund (as determined by the Terminator and the Trustee, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 10.01) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (a) the Latest Possible Maturity Date and (b) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

         The Holder of the Class X Certificate shall have the right, or if it chooses not to exercise such right, the Servicer shall have the right (the party exercising such right, the "Terminator"), to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Terminator may elect to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund pursuant to clause (i) above only if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Fund at the time of such election is equal to or less than 10% of the Cut-off Date Pool Principal Balance.

         Notice of any termination shall be given promptly by the Trustee by letter to Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Terminator, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in the Trust Fund by the Terminator, the Terminator shall deliver to the Trustee for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described purchase price. Upon certification to the Trustee by a Servicing Officer of the making of such final deposit, the Trustee shall promptly release to the Terminator the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

         Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with Section
4.01 in respect of the Certificates so presented and surrendered. Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section
10.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, contact the remaining related non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in trust for such Certificateholders. If within two years after the second notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning the surrender of their Certificates, and the cost thereof shall be paid out of the funds held in trust. If after a reasonable period of time, any such Certificates which have not been surrendered for cancellation continue to remain outstanding, the Trustee shall pay to the Depositor all amounts distributable to the Holders thereof, and the Depositor shall thereafter hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 10.01.

         Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

              SECTION 10.02 Additional Termination Requirements

                  (a) In the event that the Terminator purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund pursuant to Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements:

                           (i) The Trustee shall specify the first day in the
                  90-day liquidation period in a statement attached to the final Tax Return of each REMIC created hereunder pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Terminator;

                           (ii) During such 90-day liquidation period, and at
                  or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund to the Terminator for cash; and

                           (iii) At the time of the making of the final
                  payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

              (b) At the Terminator's expense, the Trustee shall prepare the documentation required in connection with the adoption of a plan of liquidation of a each REMIC created hereunder pursuant to this Section 10.02.

              (c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each REMIC created hereunder, which authorization shall be binding upon all successor Certificateholders.


                                  ARTICLE XI

                               REMIC PROVISIONS

              SECTION 11.01. Tax Administration.

              (a) The Trustee shall make REMIC elections as set forth in the Preliminary Statement under the Code and, if necessary, under applicable state law. Such elections will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and the residual interest in each REMIC shall be as designated in the Preliminary Statement. The Trustee shall not permit the creation of any "interests" in any of REMIC 1 or REMIC 2 (within the meaning of Section 860G of the Code) other than the interests designated in the Preliminary Statement.

              (b) The Closing Date is hereby designated as the "Startup Day" of each of REMIC 1 and REMIC 2 within the meaning of Section 860G(a)(9) of the Code.

              (c) The Trustee shall be reimbursed for any and all expenses relating to any tax audit of any REMIC created hereunder (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to any REMIC created hereunder that involve the Internal Revenue Service or state tax authorities) including the expense of obtaining any tax-related Opinion of Counsel, except as specified herein. The Trustee's right of reimbursement shall not apply to expenses incurred as a result of a breach of the Trustee's covenants set forth in this Article XI. The Trustee, as agent for the tax matters person of each REMIC created hereunder, shall (i) act on behalf of each REMIC created hereunder in relation to any tax matter or controversy involving each REMIC created hereunder and
(ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest Percentage Interest of the Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-I, as the tax matters person of each REMIC created hereunder. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Trustee or an Affiliate as its agent to perform all of the duties of the tax matters person for each REMIC created hereunder.

              (d) The Trustee shall prepare, sign and file all of the Tax Returns in respect of each REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. The Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the assets of each REMIC created hereunder as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this Article.

              (e) The Trustee shall perform on behalf of each REMIC created hereunder all reporting and other tax compliance duties that are the responsibility of each REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide
(i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder. The Servicer shall provide on a timely basis to the Trustee such information with respect to the assets of each REMIC created hereunder, including, without limitation, the Mortgage Loans, as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

              (f) The Trustee shall take such action and shall cause each REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action, cause any REMIC created hereunder to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could
(i) endanger the status of any of REMIC 1 or REMIC 2 as a REMIC or (ii) result in the imposition of a tax upon any REMIC created hereunder (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to take such action but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or result in the imposition of such a tax, nor shall the Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or the assets of the Trust Fund, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder, and the Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee. At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of each REMIC created hereunder will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

              (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder created hereunder as defined in
Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of any REMIC created hereunder as defined in Section 860G(c) of the Code, on any contributions to any REMIC created hereunder after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 11.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article XI, (ii) to the Servicer pursuant to Section
11.03 hereof, if such tax arises out of or results from a breach by the Servicer of any of its obligations under Article III or this Article XI, or otherwise, and (iii) if clauses (i) and (ii) do not apply, against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

              (h) On or before April 15 of each calendar year, commencing April 15, 2001, the Trustee shall deliver to the Servicer and each Rating Agency an Officers' Certificate stating the Trustee's compliance with this
Article XI.

              (i) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

              (j) Following the Startup Day, the Trustee shall not accept any contributions of assets to any REMIC created hereunder other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in any such REMIC will not cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any REMIC created hereunder to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

              (k) Neither the Trustee nor the Servicer shall enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any REMIC created hereunder to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

              (l) The Trustee shall treat the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the Class X Certificateholder and that is not an asset of any REMIC created hereunder. The Trustee shall treat the rights of the Class A, Class M-1, Class M-2, and Class B Certificateholders to receive payments from the Basis Risk Reserve Fund in the event of a Basis Risk Shortfall as rights in an interest rate cap contract written by the Class X Certificateholder in favor of the Class A, Class M-1, Class M-2, and Class B Certificateholders. Thus, each Class A, Class M-1, Class M-2, and Class B Certificate shall be treated as representing not only ownership of regular interests in REMIC 2, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue prices of the REMIC 2 regular interests, the Trustee shall assume that the interest rate cap contract has a value of $5,000. In the event that the beneficial ownership of the Class BB Certificates and the Class X Certificates is held by separate entities for tax purposes, the Trustee shall treat the Class BB Certificates as debt of the Class X Certificateholders for federal income tax purposes and shall not treat such class of Certificates as an interest in either REMIC created hereunder. By acquiring the Class BB Certificates and the Class X Certificates, the respective Holders will agree to treat the Class BB Certificates as debt of the Class X Certificateholders for federal income tax purposes in the event that the beneficial ownership of the Class BB Certificates and the Class X Certificates is separated. Notwithstanding anything to the contrary in this Pooling and Servicing Agreement, the Trustee shall account for interest accruing on the Certificates in excess of the Weighted Average Net Mortgage Rate as paid first to the Class X Certificateholders and then to the Offered Certificates pursuant to the cap agreement.

              SECTION 11.02. Prohibited Transactions and Activities.

         None of the Depositor, the Servicer or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund (iii) the termination of the Trust Fund pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for the Trust Fund (other than a REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Collection Account or the Distribution Account for gain, nor accept any contributions to the Trust Fund after the Closing Date (other than a Subsequent Mortgage Loan or a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any REMIC created hereunder as a REMIC or (b) cause any REMIC created hereunder to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

              SECTION 11.03. Tax Indemnification.

              (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Servicer, as a result of a breach of the Trustee's covenants set forth in this Article XI.

              (b) The Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs, including without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of the breach of the Servicer's covenants set forth in Article III or this Article XI.


                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

              SECTION 12.01. Amendment.

         This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders,
(i) to cure any ambiguity, to correct any defect or to give effect to the expectations of Holders, (ii) to correct, modify or supplement any provisions herein, or (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder, provided, further, that if the Person requesting such amendment delivers to the Trustee written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to revise or withdraw its then current rating or shadow rating of the Class A Certificates, such amendment will be deemed to not adversely affect in any material respect the interests of the Certificateholders and no such Opinion of Counsel shall be required.

         This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner, other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 12.01, Certificates registered in the name of the Depositor, or the Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement pursuant to the two preceding paragraphs unless it shall have first received an Opinion of Counsel to the effect that such amendment will not result in the imposition of any tax on any REMIC created hereunder pursuant to the REMIC Provisions or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

         Promptly after the execution of any such amendment with the consent of Holders the Trustee shall furnish a copy of such amendment to each Certificateholder.

         Notwithstanding any contrary provision of this Agreement, this Agreement may be amended by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, in order to replace the Class BB Certificate with two or more Classes of Certificates having in the aggregate the same rights as the Class BB Certificates, provided that such action shall not, as evidenced by an Opinion of Counsel delivered by the Holder of the Class BB Certificate to the Trustee, the Depositor and the Rating Agencies, result in the Trust Fund or any portion thereof being characterized as a "taxable mortgage pool" as defined in the Code.

         It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         The cost of any Opinion of Counsel to be delivered pursuant to this
Section 12.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee.

         The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

         SECTION 12.02. Recordation of Agreement; Counterparts.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at the expense of the Certificateholders, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         SECTION 12.03. Limitation on Rights of Certificateholders.

         The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 12.04. GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 12.05. Notices.

         All directions, demands instructions, requests and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered in any other manner specified herein, addressed as follows:

              To the Depositor:  Merrill Lynch Mortgage Investors, Inc.
                                 World Financial Center
                                 New York, NY 10281
                                 Attention: General Counsel's Office
                                 Telephone:  (212) 449-1000
                                 Telecopier:  (212) 449-5559

              To the Servicer:   Litton Loan Servicing LP,
                                 5373 West Alabama,
                                 Suite 600
                                 Houston, TX  77056
                                 Attention:  Janice McClure
                                 Telephone:  (800) 888-9648
                                 Telecopier:  (713) 960-0539

              To the Trustee:    The Chase Manhattan Bank
                                 450 West 33rd Street, 14th Floor
                                 New York, New York  10001
                                 Attention:  Capital Markets Fiduciary Services
                                 First Franklin Series 2000-FF1

for payment, registration, transfer, exchange and tender of the Certificates:

BY HAND                                  BY MAIL
-------                                  -------
The Chase Manhattan Bank,                The Chase Manhattan Bank,
450 West 33rd Street, 14th Floor         450 West 33rd Street, 14th Floor
New York, New York  10001                New York, New York  10001
Attention: Capital Markets Fiduciary     Attention:  Capital Markets Fiduciary
           Services                                  Services
First Franklin Series 2000-FF1           First Franklin Series 2000-FF1
Telephone:  (212) 946-3246
Telecopier:  (212) 946-8191


         Any party hereto may change the address, telephone number or telecopier number by notice to the other parties hereto in accordance with the terms hereof. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

              SECTION 12.06. Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

              SECTION 12.07. Notice to Rating Agencies.

         The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

          1.   Any material change or amendment to this Agreement;

          2. The occurrence of any Servicing Termination Event that has not been cured or waived;

          3.   The resignation or termination of the Servicer or the Trustee;

          4. The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

          5.   The final payment to the Holders of any Class of Certificates;

          6. Any change in the location of the Collection Account or the Distribution Account; and

          7. Any event that would result in the inability of the Trustee to make advances regarding delinquent mortgage loans.

         In addition, the Trustee shall promptly furnish to each Rating Agency copies of each report to Certificateholders described in Section 4.02 and the Servicer shall promptly furnish to each Rating Agency copies of the following:

          1.   Each annual statement as to compliance described in Section
               3.20; and

          2. Each annual independent public accountants' servicing report described in Section 3.21.

         Any such notice pursuant to this Section 12.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Fitch IBCA, Inc., State Street Plaza, New York, New York 10004 and to Standard & Poor's Ratings Services, 25 Broadway, New York, New York 10004, or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

              SECTION 12.08. Article and Section References.

         All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.


         IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.


                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                as Depositor

                           By:____________________________________
                           Name:__________________________________
                           Title:_________________________________



                           LITTON LOAN SERVICING LP,
                                as Servicer

                           By:____________________________________
                           Name:__________________________________
                           Title:_________________________________



                           THE CHASE MANHATTAN BANK
                                as Trustee

                           By:____________________________________
                           Name:__________________________________
                           Title:_________________________________



STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


              On the ___ day of March 2000, before me, a notary public in and for said State, personally appeared ______________________, known to me to be a[n] ___________ of Merrill Lynch Mortgage Investors, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



              ___________________________
              Notary Public

[Notarial Seal]






STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


              On the ___ day of March 2000, before me, a notary public in and for said State, personally appeared _____________________, known to me to be the __________________________________________ of
_____________________________, the general partner of Litton Loan Servicing LP, the limited partnership that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



              ___________________________
              Notary Public

[Notarial Seal]



STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


              On the ___ day of March 2000, before me, a notary public in and for said State, personally appeared _________, known to me to be a _________ of The Chase Manhattan Bank, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



              ___________________________
              Notary Public

[Notarial Seal]


                                  EXHIBIT A-1
                                  -----------

            FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                           SERIES 2000-FF1, CLASS A

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

Series 2000-FF1, Class A                      Class Certificate Balance of
                                              the Class A  Certificates
Pass-Through Rate:  Variable                  as of the Issue Date: $______

Date of Pooling and  Servicing  Agreement     Denomination:  $_____________
and Cut-off Date: March 1, 2000
                                              Servicer: Litton Loan Servicing LP
First Distribution Date:  April 20, 2000
                                              Trustee: The Chase Manhattan Bank
No. 1
                                              Issue Date:

                                              CUSIP:


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN BELOW.



             FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first mortgage loans formed and sold by

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MERRILL LYNCH MORTGAGE INVESTORS, INC., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the Class Certificate Balance of the Class A Certificates) in that certain beneficial ownership interest evidenced by all the Class A Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              The Pass-Through Rate on the Class A Certificates on each Distribution Date after the first Distribution Date will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus the applicable Pass-Through Margin and (ii) the Available Funds Pass-Through Rate for such Distribution Date.

              This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A Certificates.

              The Class A Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, any Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Maximum Collateral Balance.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                           THE CHASE MANHATTAN BANK, as Trustee


                           By:____________________________
                                   Authorized Officer


                         CERTIFICATE OF AUTHENTICATION

              This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                           THE CHASE MANHATTAN BANK, as Certificate Registrar


                           By:_______________________________
                                   Authorized Signatory


Date of authentication:_______________



                                 ABBREVIATIONS
                                 -------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                              ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                            (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT
                                  ----------

              FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)
and transfer(s) unto __________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)____________________________________
_______________________________________________________________________________
_______________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

              I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________
______________________________________________________________________________.

Dated:

_______________________________________________________
         Signature by or on behalf of assignor


_______________________________________________________
              Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS


              The assignee should include the following for purposes of distribution:

              Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
for the account of _______________________________, account number_____________
___________________________,
or, if mailed by check, to ____________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to______________________________________
______________________________________________________________________________.
This information is provided by _______________________________________________
______________________________________________________________________________.
the assignee named above, or ___________________________________, as its agent.



                                  EXHIBIT A-2

            FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                          SERIES 2000-FF1, CLASS M-1

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENT OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

Series 2000-FF1, Class M-1                   Class Certificate  Balance of
                                             as of the Issue Date:
Pass-Through Rate:  Variable                 $____________

Date of Pooling and  Servicing  Agreement    Denomination:  $______________
and Cut-off Date: March 1, 2000
                                             Servicer:  Litton Loan Servicing LP
First Distribution Date:  April 20, 2000
                                             Trustee:  The Chase Manhattan Bank
No. 1
                                             Issue Date:

                                             CUSIP:


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN BELOW.



             FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first mortgage loans formed and sold by

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MERRILL LYNCH MORTGAGE INVESTORS, INC., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the Class Certificate Balance of the Class M-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-1 Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              The Pass-Through Rate on the Class M-1 Certificates on each Distribution Date after the first Distribution Date will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus the applicable Pass-Through Margin and (ii) the Available Funds Pass-Through Rate for such Distribution Date.

              This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-1 Certificates.

              The Class M-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, any Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Maximum Collateral Balance.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                           THE CHASE MANHATTAN BANK, as Trustee


                           By:____________________________
                                   Authorized Officer


                         CERTIFICATE OF AUTHENTICATION

              This is one of the Class M-1 Certificates referred to in the within-mentioned Agreement.

                           THE CHASE MANHATTAN BANK, as Certificate Registrar


                           By:_______________________________
                                   Authorized Signatory

Date of authentication:_______________



                                 ABBREVIATIONS
                                 -------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                              ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                            (State)
          tenants in common


     Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT
                                  ----------

              FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)
and transfer(s) unto___________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)____________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

              I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________
______________________________________________________________________________.

Dated:

_____________________________________________________
         Signature by or on behalf of assignor


_____________________________________________________
         Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS


              The assignee should include the following for purposes of distribution:

              Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

for the account of _______________________________, account number_____________
_______________________________________________________________________________
or, if mailed by check, to_____________________________________________________
__________________________________________________________________.
Applicable statements should be mailed to______________________________________
__________________________________________________________________.
This information is provided by________________________________________________
__________________________________________________________________,
the assignee named above, or ____________________________________, as its agent.



                                  EXHIBIT A-3

            FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                          SERIES 2000-FF1, CLASS M-2


         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

Series 2000-FF1, Class M-2                   Class Certificate  Balance of
                                             the Class M-2 Certificates as
Pass-Through Rate:  Variable                 of the Issue Date: $__________

Date of Pooling and  Servicing  Agreement    Denomination:  $______________
and Cut-off Date: March 1, 2000
                                             Servicer:  Litton Loan Servicing LP
First Distribution Date:  April 20, 2000
                                             Trustee:  The Chase Manhattan Bank
No. 1
                                             Issue Date:

                                             CUSIP:


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN BELOW.



             FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first mortgage loans formed and sold by

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MERRILL LYNCH MORTGAGE INVESTORS, INC., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the Class Certificate Balance of the Class M-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-2 Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              The Pass-Through Rate on the Class M-2 Certificates on each Distribution Date after the first Distribution Date will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus the applicable Pass-Through Margin and (ii) the Available Funds Pass-Through Rate for such Distribution Date.

              This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-2 Certificates.

              The Class M-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, any Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Maximum Collateral Balance.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                           THE CHASE MANHATTAN BANK as Trustee


                           By:____________________________
                                  Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

              This is one of the Class M-2 Certificates referred to in the within-mentioned Agreement.

                           THE CHASE MANHATTAN BANK, as Certificate Registrar


                           By:_______________________________
                                     Authorized Signatory

Date of authentication:_______________



                                 ABBREVIATIONS
                                 -------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                              ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                            (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT
                                  ----------

              FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)
and transfer(s) unto___________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)____________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

              I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________
______________________________________________________________________________.

Dated:

_______________________________________________________
          Signature by or on behalf of assignor


_______________________________________________________
                  Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS


              The assignee should include the following for purposes of distribution:

              Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_________________________________________________
_______________________________________________________________________________
______________________________________________________________________________.

for the account of _______________________________, account number_____________
__________________________________________,
or, if mailed by check, to_____________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to______________________________________
______________________________________________________________________________.
This information is provided by________________________________________________
______________________________________________________________________________.
the assignee named above, or ____________________________________, as its agent.



                                  EXHIBIT A-4

            FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                           SERIES 2000-FF1, CLASS B

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

Series 2000-FF1, Class B                     Class  Certificate  Balance of the
                                             Class B  Certificates as of the
Pass-Through Rate:  Variable                 Issue Date: $____________

Date of Pooling and Servicing Agreement and Denomination: $______________ Cut-off Date: March 1, 2000
                                             Servicer:  Litton Loan Servicing LP
First Distribution Date:  April 20, 2000
                                             Trustee:  The Chase Manhattan Bank
No. 1
                                             Issue Date:

                                             CUSIP:


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN BELOW.

             FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first mortgage loans formed and sold by

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MERRILL LYNCH MORTGAGE INVESTORS, INC., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that Cede & Co. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the Class Certificate Balance of the Class B Certificates) in that certain beneficial ownership interest evidenced by all the Class B Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              The Pass-Through Rate on the Class B Certificates on each Distribution Date after the first Distribution Date will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus the applicable Pass-Through Margin and (ii) the Available Funds Pass-Through Rate for such Distribution Date.

              This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B Certificates.

              The Class B Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, any Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Maximum Collateral Balance.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                        THE CHASE MANHATTAN BANK, as Trustee


                        By:____________________________
                               Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

              This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                           THE CHASE MANHATTAN BANK, as Certificate Registrar


                           By:_______________________________
                                 Authorized Signatory

Date of authentication:_______________



                                 ABBREVIATIONS
                                 -------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                              ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                            (State)
          tenants in common


     Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT
                                  ----------

              FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)
and transfer(s) unto___________________________________________________________
_______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)____________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

              I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________
______________________________________________________________________________.

Dated:

___________________________________________________
         Signature by or on behalf of assignor


___________________________________________________
                Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

              Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _______________________________, account number ___________, or, if mailed by check, to ____________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed
______________________________________________________________________________
______________________________________________________________________________
to This information is provided by______
_______________________________________________________________________________
_______________________________________________________________________________
the assignee named above, or ________________________________________, as its agent.



                                  EXHIBIT A-5


                    MORTGAGE LOAN ASSET BACKED CERTIFICATES
                           SERIES 2000-FF1, CLASS X


         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CLASS X CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS X CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS X CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS X CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY
         SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS X CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS X CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS X CERTIFICATE.



Series 2000-FF1, Class X

Date of Pooling and Servicing Agreement      Servicer:  Litton Loan Servicing LP
March 1, 2000

Cut-off Date:  March 1, 2000                 Trustee:  The Chase Manhattan Bank

First Distribution Date:  April 20, 2000     Issue Date:  [__________]

No. 1

Percentage Interest:  100%



                    MORTGAGE LOAN ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first mortgage loans formed and sold by

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MERRILL LYNCH MORTGAGE INVESTORS, INC., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that Merrill Lynch, Pierce Fenner Smith Incorporated is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class X Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class X Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class X Certificates the aggregate Percentage Interest of which is 100% of the Class X Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Loan Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

              The Class X Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require, in order to assure compliance with such laws, either
(i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Trustee and the Certificate Registrar the facts surrounding the transfer, or (ii) that the Trustee and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar, any Master Servicer and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

              Except as otherwise set forth in the next succeeding paragraph, no transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Trustee with an opinion of counsel which establish to the satisfaction of the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer or Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of its having received the opinion of counsel contemplated by the preceding sentence, the Trustee shall (unless the next succeeding paragraph applies) require the prospective transferee of any Certificate to certify that it is neither (i) a Plan nor (ii) a Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including any insurance company using funds in its general or separate accounts that may constitute "plan assets").

              The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the REMIC Trust to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC Trust.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, any Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Maximum Collateral Balance.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  [____________]

                           THE CHASE MANHATTAN BANK
                                  as Trustee


                           By:____________________________
                                   Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

              This is one of the Class X Certificates referred to in the within-mentioned Agreement.

Dated:  January 6, 1999

                           THE CHASE MANHATTAN BANK,
                           as Certificate Registrar


                           By:_______________________________
                                   Authorized Signatory



                                 ABBREVIATIONS
                                 -------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                              ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                            (State)
          tenants in common


     Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT
                                  ----------

              FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)
and transfer(s) unto___________________________________________________________
_______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)____________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

              I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________
______________________________________________________________________________.

Dated:

___________________________________________________________
         Signature by or on behalf of assignor


___________________________________________________________
                   Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

              Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
for the account of _______________________________, account number ___________, or, if mailed by check, to_____________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to
______________________________________________________________________________
______________________________________________________________________________
This information is provided by
_______________________________________________________________________________
_______________________________________________________________________________
the assignee named above, or ________________________________________, as its agent.



                                  EXHIBIT A-6


            FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                           SERIES 2000-FF1, CLASS R


         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF "RESIDUAL INTERESTS" IN TWO SEPARATE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS" (THE MASTER REMIC AND THE SUBSIDIARY REMIC, EACH A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CLASS R CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS R CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY
         SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R CERTIFICATE.

Series 2000-FF1, Class R                     Class  Certificate  Balance of the
                                             Class R  Certificates as of the
Date of Pooling and  Servicing  Agreement    Issue Date: $___________
and Cut-off Date: March 1, 2000
                                             Servicer:  Litton Loan Servicing LP
First Distribution Date:  April 20, 2000
                                             Trustee:  The Chase Manhattan Bank
No. 1
                                             Issue Date:
Percentage Interest:  100%



             FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first mortgage loans formed and sold by


                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MERRILL LYNCH MORTGAGE INVESTORS, INC., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that _____________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class R Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class R Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

              The Class R Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require, in order to assure compliance with such laws, either
(i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Trustee and the Certificate Registrar the facts surrounding the transfer, or (ii) that the Trustee and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

              Except as otherwise set forth in the next succeeding paragraph, no transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Trustee with an opinion of counsel which establish to the satisfaction of the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of its having received the opinion of counsel contemplated by the preceding sentence, the Trustee shall (unless the next succeeding paragraph applies) require the prospective transferee of any Certificate to certify that it is neither (i) a Plan nor (ii) a Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including any insurance company using funds in its general or separate accounts that may constitute "plan assets").

              The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the REMIC Trust to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC Trust.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, any Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Maximum Collateral Balance.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                           THE CHASE MANHATTAN BANK, as Trustee


                           By:_________________________________
                                   Authorized Officer


                         CERTIFICATE OF AUTHENTICATION

              This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                           THE CHASE MANHATTAN BANK, as Certificate Registrar


                           By:________________________________________________
                                             Authorized Signatory

Date of authentication:_______________



                                 ABBREVIATIONS
                                 -------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                              ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                            (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT
                                  ----------

              FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)
and transfer(s) unto___________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)____________________________________
_______________________________________________________________________________
_______________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within Asset Backed Floating Rate Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________
______________________________________________________________________________.

Dated:

_____________________________________________________
         Signature by or on behalf of assignor


_____________________________________________________
              Signature Guaranteed


                           DISTRIBUTION INSTRUCTIONS


              The assignee should include the following for purposes of distribution:

              Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
for the account of______________________________, account number_______________
or, if mailed by check, to_____________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to______________________________________
_______________________________________________________________________________
_______________________________________________________________________________
This information is provided by________________________________________________
_______________________________________________________________________________
the assignee named above, or ____________________________________, as its agent.



                                 EXHIBIT A-7

                    MORTGAGE LOAN ASSET BACKED CERTIFICATES
                           SERIES 2000-FF1, CLASS BB


         THIS CERTIFICATE REPRESENTS AN OBLIGATION OF THE CLASS X CERTIFICATE AND DOES NOT REPRESENT AN INTEREST IN THE REMIC.


         THIS CLASS BB CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS BB CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS BB CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS BB CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN
         SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS X CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS BB CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS BB CERTIFICATE.








Series 2000-FF1, Class BB                    Notional Amount of the Class BB
                                             Certificates as of the Issue Date:
Pass-Through Rate:  5.50%
                                             Servicer:  Litton Loan Servicing LP
Date of Pooling and Servicing Agreement
March 1, 2000                                Trustee:  The Chase Manhattan Bank

Cut-off Date:  March 1, 2000                 Issue Date:  [_________]

First Distribution Date:  April 20, 2000

No. 1



                    MORTGAGE LOAN ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first mortgage loans formed and sold by

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MERRILL LYNCH MORTGAGE INVESTORS, INC., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that Merrill Lynch, Pierce Fenner Smith Incorporated is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class BB Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class BB Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class BB Certificates the aggregate initial Certificate Principal Balance of which is in excess of $2,500,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Loan Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

              The Class BB Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require, in order to assure compliance with such laws, either
(i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Trustee and the Certificate Registrar the facts surrounding the transfer, or (ii) that the Trustee and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar, any Master Servicer and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

              Except as otherwise set forth in the next succeeding paragraph, no transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Trustee with an opinion of counsel which establish to the satisfaction of the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer or Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of its having received the opinion of counsel contemplated by the preceding sentence, the Trustee shall (unless the next succeeding paragraph applies) require the prospective transferee of any Certificate to certify that it is neither (i) a Plan nor (ii) a Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including any insurance company using funds in its general or separate accounts that may constitute "plan assets").

              The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement in so far as they relate to the Class BB Certificates

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, any Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Maximum Collateral Balance.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  January 6, 1999

                           THE CHASE MANHATTAN BANK
                             as Trustee


                           By:____________________________
                                  Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

              This is one of the Class BB Certificates referred to in the within-mentioned Agreement.

Dated:  January 6, 1999

                           THE CHASE MANHATTAN BANK,
                             as Certificate Registrar


                           By:_______________________________
                                    Authorized Signatory



                                 ABBREVIATIONS
                                 --------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                              ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                            (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT
                                  ----------

              FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal
zip code, and Taxpayer Identification Number of assignee)_____________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

a Percentage Interest equal to ____% evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

              I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________
______________________________________________________________________________.

Dated:

_____________________________________________________
         Signature by or on behalf of assignor


_____________________________________________________
                 Signature Guaranteed


                           DISTRIBUTION INSTRUCTIONS


              The assignee should include the following for purposes of distribution:

              Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_________________________________________________
_______________________________________________________________________________
______________________________________________________________________________.
for the account of _______________________________, account number____________, or, if mailed by check, to_____________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to______________________________________
______________________________________________________________________________.
This information is provided by________________________________________________
______________________________________________________________________________.
the assignee named above, or ____________________________________, as its agent.



                                  EXHIBIT B-1

                    FORM OF TRUSTEE'S INITIAL CERTIFICATION



                                                      _________________, 2000

Merrill Lynch Mortgage Investors, Inc.
North Tower
World Financial Center
New York, New York  10281

First Franklin Financial Corporation
2150 North First Street
San Jose, CA  95131

              Re: Pooling and Servicing Agreement, dated as of March 1, 2000, among Merrill Lynch Mortgage Investors, Inc., Litton Loan Servicing LP and The Chase Manhattan Bank - First Franklin Mortgage Loan Asset Backed Certificates, Series 2000-FF1

Ladies and Gentlemen:

         Pursuant to Section 2.02 of the Agreement, we certify that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed hereto as not being covered by this certification),
(i) the Mortgage Note included in each Mortgage File required to be delivered to us pursuant to the Agreement is in our possession and (ii) such Mortgage Note has been reviewed by us and appears regular on its face and relates to such Mortgage Loan.

         Attached is the Trustee's preliminary exceptions in accordance with
Section 2.02 of the Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.



The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.


                           THE CHASE MANHATTAN BANK,
                                as Trustee



                           By:__________________________________
                           Name:________________________________
                           Title:_______________________________


                                 EXHIBIT B-2

                      FORM OF TRUSTEE FINAL CERTIFICATION


                                                         _______________, 2000


Merrill Lynch Mortgage Investors, Inc.
North Tower
World Financial Center
New York, New York  10281

First Franklin Financial Corporation
2150 North First Street
San Jose, CA  95131

              Re: Pooling and Servicing Agreement, dated as of March 1, 2000, among Merrill Lynch Mortgage Investors, Inc., Litton Loan Servicing LP and The Chase Manhattan Bank, - First Franklin Mortgage Loan Asset Backed Certificates, Series 2000-FF1

Ladies and Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), it or a Custodian on its behalf has received:

                  (i) the original recorded Mortgage, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, or a certified copy thereof in those instances where the public recording office retains the original or where the original has been lost;

                  (ii) an original recorded Assignment of the Mortgage to the Trustee together with the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator, or a certified copy of such Assignments in those instances where the public recording retains the original or where original has been lost; and

                  (iii)    the original lender's title insurance policy.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                           THE CHASE MANHATTAN BANK,
                                as Trustee



                           By:__________________________________
                           Name:________________________________
                           Title:_______________________________



                                   EXHIBIT C

                       MORTGAGE LOAN PURCHASE AGREEMENT



                                  EXHIBIT D-1

                              REQUEST FOR RELEASE
                            (for Trustee/Custodian)



Loan Information
----------------

Name of Mortgagor:         _______________________

Servicer
Loan No.:                  _______________________

Trustee/Custodian

Name:                      The Chase Manhattan Bank

Address:


Trustee/Custodian
Mortgage File No.:         _______________________

Depositor
---------

Name:                      MERRILL LYNCH MORTGAGE INVESTORS, INC.

Address:                   _______________________________________

Certificates:              First Franklin Mortgage Loan Asset  Backed
                           Certificates, Series 2000-FF1.


         The undersigned Servicer hereby acknowledges that it has received from The Chase Manhattan Bank, as Trustee for the Holders of First Franklin Mortgage Loan Asset Backed Certificates, Series 2000-FF1, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of March 1, 2000, among the Trustee, the Depositor and the Servicer (the "Pooling and Servicing Agreement").

( ) Promissory Note dated _______________, 19__, in the original principal sum of $__________, made by _____________________, payable to, or endorsed to the order of, the Trustee.

( )      Mortgage recorded on _________________________ as instrument no.
         ____________________ in the County Recorder's Office of the County of
         _________________, State of __________________ in book/reel/docket
         _________________ of official records at page/image _____________.

( )      Deed of Trust recorded on ___________________ as instrument no.
         ________________ in the County Recorder's Office of the County of
         _________________, State of ____________________ in book/reel/docket
         _________________ of official records at page/image ______________.

( )      Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
         ___________________ as instrument no. _________ in the County
         Recorder's Office of the County of _______________, State of _______________________ in book/reel/docket ____________ of official records at page/image ____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( )      _____________________________________________

( )      _____________________________________________

( )      _____________________________________________

( )      _____________________________________________

         The undersigned Servicer hereby acknowledges and agrees as follows:

                  (1) The Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be earmarked for the account of the Trustee, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer's possession, custody or control.

Dated:

                           [SERVICER]

                           By: ____________________________________
                           Name:  _________________________________
                           Title: ___________________________________



                                  EXHIBIT D-2


                              REQUEST FOR RELEASE
                         [Mortgage Loans Paid in Full]

                    OFFICERS' CERTIFICATE AND TRUST RECEIPT
            FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 2000-FF1


____________________________________________________ HEREBY CERTIFIES THAT
HE/SHE IS AN OFFICER OF THE SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER:______________________________________ BORROWER'S NAME:

COUNTY: _________________________

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE COLLECTION ACCOUNT PURSUANT TO
SECTION 3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.


                           DATED:

/  /   VICE PRESIDENT

/  /   ASSISTANT VICE PRESIDENT



                                   EXHIBIT E

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )

_______________________________________________________, being duly sworn, deposes, represents and warrants as follows:

         1. I am a ______________________ of ____________________________ (the
"Owner") a corporation duly organized and existing under the laws of ______________, the record owner of Merrill Lynch Mortgage Investors, Inc., First Franklin Mortgage Asset Backed Certificates, Series 2000-FF1, Class R (the "Class R Certificates"), on behalf of whom I make this affidavit and agreement. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificates were issued.

         2. (a) The Owner understands that the Certificate is not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and is being transferred to it in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) the Owner is an "accredited investor," as defined in Regulation D under the Act, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investments in the Certificate, (c) the Owner has had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificate and all matters relating to its decision to purchase the Certificate, (d) the Owner is not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to
Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor is it acting on behalf of any Plan, (e) the Owner is acquiring the Certificate for investment for its own account and not with a view to any distribution of such Certificate (but without prejudice to its right at all times to sell or otherwise dispose of the Certificate in accordance with clause (g) below), (f) the Owner has not offered or sold any Certificate to, or solicited offers to buy any Certificate from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act, and (g) the Owner will not sell, transfer or otherwise dispose of any Certificates unless such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements.

         3. The Owner (i) is and will be a "Permitted Transferee" as of ____________________, 199___ and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

         4. The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent;
(iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and
(iv) that each of the Class R Certificates may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.

         5. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if, at any time during the taxable year of the pass-through entity, a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         6. The Owner is aware that the Trustee will not register the transfer of any Class R Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         7. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

         8. The Owner's taxpayer identification number is ___________________.

         9. The Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.02(d) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         10. The Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

         11. The Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates. The Owner has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Residual Certificates to permit the Transferor to access the financial capability of the Owner to pay such taxes.

         12. The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

         13. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

         14. The Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

         15. The Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificate were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

         16. The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remains outstanding; and (iii) is not a "Permitted Transferee".

         17. The Owner is a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise), an estate whose income from sources without the United States may be included in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

         18. The Owner is not an "electing large partnership" within the meaning of Section 775 of the Code.



         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of __________, 199___.

                           [OWNER]


                           By:  _____________________________
                           Name:  ___________________________
                           Title:   [Vice] President


              Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

              Subscribed and sworn before me this ____ day of __________, 199___.


              Notary Public


              County of______________________
              State of_______________________

              My Commission expires:



                         FORM OF TRANSFEROR AFFIDAVIT

STATE OF NEW YORK  )
                   : ss. :
COUNTY OF NEW YORK )

_____________________________________________________________________________,
being duly sworn, deposes, represents and warrants as follows:

              1. I am a ____________________ of _____________________________
(the "Owner"), a corporation duly organized and existing under the laws of ______________, on behalf of whom I make this affidavit.

              2. The Owner is not transferring the Residual Certificates to impede the assessment or collection of any tax.

              3. The Owner has no actual knowledge that the Person that is the proposed transferee (the "Purchaser") of the Class R Certificates: (i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remain outstanding; and (iii) is not both a United States and a Permitted Transferee.

              4. The Owner understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit E. The Owner does not know or believe that any representation contained therein is false.

              5. At the time of transfer, the Owner has either (i) (A) conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they became due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future and (B) has determined that the present value of the anticipated tax liabilities associated with the holding of the Residual Certificate does not exceed the sum of (1) the present value of any consideration given to the Purchaser to acquire the Certificate, (2) the present value of the expected future distributions on the Certificate, and
(3) the present value of the anticipated tax savings associated with holding the Certificate as the REMIC generates losses (having mace such determination by (I) assuming that the Purchaser pays tax at a rate equal to the highest rate of tax specified in Section 11(b)(1) of the Internal Revenue Code ("Code"), and (II) utilizing a discount rate for present valuations equal to the applicable Federal rate prescribed by Section 1274(d) of the Code compounded semi-annually (or a lower discount rate based on the Purchaser having demonstrated that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from unrelated third parties)), or (ii) based on an adequate review of the relevant facts and circumstances, neither knows nor should know that the Purchaser would be unwilling or unable to pay any taxes due on its share of the taxable income of the REMIC. The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such an investigation.

              6. Neither the Owner nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Certificate under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Certificate a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

              7. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement



              IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, this ____ day of ___________, 200___.

              [OWNER]


              By:  _____________________________
              Name:  ___________________________
              Title:   [Vice] President


              Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

              Subscribed and sworn before me this ____ day of __________, 200___.


              Notary Public


              County of _____________________
              State of _______________________

              My Commission expires:



                                   EXHIBIT F


                   PARAMETERS FOR SUBSEQUENT MORTGAGE LOANS

                                  [RESERVED]



                                   EXHIBIT G

                          FORM OF LOST NOTE AFFIDAVIT

                  First Franklin Financial Corporation, a Delaware corporation (the "Mortgage Loan Originator"), by its undersigned authorized representative, hereby certifies:

              Pursuant to the Mortgage Loan Purchase Agreement, dated ___________ __, 2000, between the Mortgage Loan Originator and Merrill Lynch Mortgage Investors, Inc. (the "Depositor"), the Mortgage Loan Originator is granting all of its right, title and interest in and to the Mortgage Loan identified below to the Depositor. Terms used but not defined herein have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Mortgage Loan Number:
Maker:
Original Principal Amount:
Original Mortgage Note Date:
Maturity Date:

              The Mortgage Loan Originator is the current owner and holder of the indebtedness evidenced by the original Mortgage Note.

              After diligent search, the Mortgage Loan Originator has been unable to locate the original Mortgage Note and believes it to be lost or misplaced.

              A true, complete and correct photocopy of the original Mortgage
Note is attached hereto.

              If at any time the Mortgage Loan Originator locates the original Mortgage Note, the Mortgage Loan Originator shall endorse such original Mortgage Note in the following form: "Pay to the order of The Chase Manhattan Bank, as Trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., First Franklin Mortgage Loan Asset Backed Certificates, Series 2000-FF1, without recourse," and shall promptly deliver to the Trustee the original Mortgage Note so endorsed, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Mortgage Loan Originator.

              The Mortgage Loan Originator hereby indemnifies the Depositor, the Trustee and the Certificateholders from and against any and all losses, liabilities, damages, claims or expenses of whatever kind (including without limitation attorneys' fees and disbursements) arising from or in connection with the Mortgage Loan Originator's failure to have delivered the original Mortgage Note (as required under the Mortgage Loan Purchase Agreement) to the Trustee as designee of the Depositor, including without limitation any such losses, liabilities, damages, claims or expenses arising from or in connection with any claim by any third party who is the holder of such indebtedness by virtue of its possession of such original Mortgage Note.

              This Lost Note Affidavit shall inure to the benefit of the Depositor, the Trustee and the Certificateholders and their respective successors and permitted assigns.

Dated:

                                   FIRST FRANKLIN FINANCIAL  CORPORATION

                                   By:______________________________

                                   Name:____________________________

                                   Title:_____________________________



                                  Schedule 1


                            MORTGAGE LOAN SCHEDULE



                                   EXHIBIT H

                         SUBSEQUENT TRANSFER AGREEMENT

                                  [RESERVED]



                                   EXHIBIT I

                           FORM OF REMITTANCE REPORT



                                   EXHIBIT J

               OFFICER'S CERTIFICATE WITH RESPECT TO PREPAYMENTS

                             Officer's Certificate
    First Franklin Mortgage Loan Asset Backed Certificates, Series 2000-FF1

< Date >

Via Facsimile

The Chase Manhattan Bank, Trustee
450 West 33rd Street, 15th Floor
New York, NY  10001

Re:  Pre-Payments

Dear Sir or Madam:

              __________________ hereby certifies that he/she is an officer of the Servicer, holding the office set forth beneath his/her name and hereby further certifies as follows:

              With respect to the Mortgage Loans, as the term is defined in the Pooling and Servicing Agreement, set forth in the attached schedule:

1. A Principal Prepayment in full was received during the related Collection Period;

2. Any Prepayment Premiums due under the terms of the Mortgage Note with respect to such Principal Prepayment in full was received from the mortgagor and deposited in the Collection Account; ____ Yes ____ No

3. As to each Mortgage Loan so noted on the attached schedule, all or part of the Prepayment Premium required in connection with the Principal Prepayment in full was waived based upon (Circle one): (i) the Servicer's determination that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Premium, or (ii)(A) the enforceability thereof be limited (1) by bankruptcy insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law;

4. We certify that all amounts due in connection with the waiver of a Prepayment Premium inconsistent with number 3 above which are required to be deposited by the Servicer pursuant to Section 3.01 of the Pooling and Servicing Agreement, have been or will be so deposited.

By < Servicer >

(Name)
Its: (Title)


                                   EXHIBIT K

                TRUSTEE'S STATEMENT WITH RESPECT TO PREPAYMENTS